UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2016

Date of reporting period:  September 30, 2016

Item 1. Reports to Stockholders.

Annual	SHENKMAN FLOATING RATE
Report	HIGH INCOME FUND

September 30, 2016	SHENKMAN SHORT DURATION HIGH INCOME FUND

Each a series of Advisors Series Trust (the “Trust”)

	SHENKMAN	Institutional
	FLOATING RATE	Class
	HIGH INCOME FUND	(SFHIX)

	SHENKMAN				Institutional
	SHORT DURATION	Class A	Class C	Class F	Class
	HIGH INCOME FUND	(SCFAX)	(SCFCX)	(SCFFX)	(SCFIX)

c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701 1-855-SHENKMAN (1-855-743-6562)

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2016

Dear Shareholder,

The past twelve months have represented two very different markets in terms of performance for loans as well as most other credit and equity asset classes. During the fourth quarter of 2015 leveraged loans continued to experience the heightened volatility from earlier in the year as a result of the global decline of commodity prices, increased geopolitical uncertainty, currency volatility, and deflation fears. The selloff continued into early 2016, and for the five months ended February 29, 2016, the S&P/LSTA Leveraged Loan Index (the “Index”) was down over 3%. However, increased demand from investors looking for bargains as the commodity prices stabilized, diminishment of fears of a US recession, and the Federal Reserve’s willingness to slow its plans on increasing rates, among other factors, combined to help fuel a massive rally in all risk markets. From its low on February 17th to September 30th, the Index gained 9.37%. Following these market swings, the last twelve months ended September 30, 2016 return for the Index stands at 5.46%.

Fund Performance

The Shenkman Floating Rate High Income Fund (the “Fund”) seeks to generate high current income through active selection of investments in the leveraged loan universe. For liquidity purposes, the Fund targets an allocation of approximately 15% of assets in cash and shorter duration bonds. As of September 30, 2016, 86% of the Fund’s assets were invested in bank loans, 13% in high yield bonds, and 1% in cash.

The Fund had a net return of 4.63% from October 1, 2015 through September 30, 2016. As mentioned above, the market took a downturn in the beginning of this annual period with the Index returning -3.25% for the five months ended February 29, 2016. The Fund outperformed by 49 basis points during this period with a return of -2.76%. During the rally over the next seven months, the Fund returned 7.61%.

Not surprisingly during the strong rally, high yield bonds outperformed leveraged loans. Therefore, the Fund’s allocation to High Yield Bonds contributed to the overall performance of the Fund. Within bank loans, from a sector standpoint, the Healthcare and Chemicals sectors drove positive performance, while Steel and Forest Products detracted from returns. The Fund’s three largest industry sectors included Business Equipment & Services, Electronics, and Healthcare. As of September 30, 2016, the Fund’s average price was $97.91, about 2.5 points higher since a year earlier, and the Fund had a yield of 5.33% and a discount margin of 414bp.  The Fund remains well-diversified, with investments in 232 issuers across 31 industries.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2016

Market Commentary

The loan market was characterized by a clear bifurcation of risk during the past year. That is, most of the market held up relatively well during the downturn early in the year as the risk was concentrated in certain portions of the market—mostly lower credit quality and commodity-related sectors. Naturally, these sectors have rallied the most in the past few months. The stratification of performance by rating demonstrates this market phenomenon as lower-rated credits significantly outperformed for the past year. Loans rated CCC in the Index returned +10.87%, while Single-Bs and Double-Bs gained 5.72% and 4.90%, respectively.

Further evidence of this market bifurcation can be seen by examining sector level returns for the one-year ended September 30, 2016. Of the 38 sectors in the Index, only three sectors had a negative return, which is largely due to three specific credits—one within each of those industries. The commodity-related sectors exhibited the highest volatility, but most of them ended the year in positive territory. Oil & Gas has been particularly volatile with monthly returns as low as -11.92% last December and as high as 13.58% in April. Another commodity sector, Metals/Mining, is the best performer this past year with a return of +10.35%. It was one of the worst performers last year. Conversely, Forest Products and Utilities were the worst performing industries with returns of -18.31% (led by Newpage) and -1.06% (led by TXU), respectively.

New institutional loan volume totaled $280.9 billion (bn) for the 12 months ended September 30, 20161. This figure compares to $250.5bn during the equivalent period a year earlier. The pace of new supply reflected the volatility of the overall market as volume was slower at the beginning of the year and increased dramatically in early summer. In fact, September 2016’s $58.1bn is the highest monthly institutional issuance volume ever.

Mergers and Acquisitions (“M&A”) have proven to be a major driver of the primary loan market. For the 12 months ended September 30, 2016, nearly half of all new issues were used for an acquisition-related purpose, including leveraged buyouts, or “LBOs”. Conversely, refinancing activity was also one of the top uses of proceeds for loans with just over a third of all loans this past year used to repay older debt. This volume represents a marked increase from the same period last year when 19% was used for refinancing.

As a result of the healthy pace of refinancing, repayments increased year-over-year. For the trailing 12-month period ended September 30, 2016, $204bn of loans were repaid, representing a rate of 24.25%. This compares to $172bn of repayments (21.50%) for the same period a year earlier.

Despite the healthy pace of new issuance, the usage of new loans to refinance older debt as well as repayments and scheduled amortizations, helped keep the size of the market relatively flat. The total par amount

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2016

outstanding grew $37bn during the last twelve months. As of September 30, 2016, the loan market totaled $881.7bn, a modest increase from $844.3bn a year earlier. Again, despite some relatively strong months for the primary market more recently, new issue volumes remained relatively muted in late 2015 and early 2016.

Along with the strong performance in recent months, demand in the loan market has seen a pick up both from retail and institutional sources. Most of the earlier months in the past twelve months saw outflows from bank loan mutual funds. However, the last quarter saw a relatively significant turnaround with $3.15bn of inflows as investors once again seek a possible safe haven from potential rate increases. The total outflow in the past twelve months totaled $19.6bn. Similarly, new formations of Collateralized Loan Obligations (“CLOs”) had a slower start to the year, with only $8.3bn in 1Q16, but volume has steadily picked up since then. For the one-year period ended September 30, 2016, new CLO volume totaled $65.8bn, roughly a 40% decline from the prior year. Nonetheless, CLOs remain the largest buyers of new issue loans. Over 60% of all new issue institutional loans are sold to a CLO1. We expect CLO underwriting may slow in the near term as heightened government oversight squeeze equity returns for investors. However, we believe this dynamic will likely favor established CLO managers like Shenkman Capital.

Despite the increased market volatility in the recent past, the default environment has thus far remained relatively benign. Only 29 companies have defaulted on $19.2bn in the 12-month period ended September 30, 2016, bringing the LTM default rate to 2.25%, a relatively small increase from 1.84% the previous year. Moreover, roughly half of all defaults (measured by issuer count as well as defaulted volume) are from the Energy sector. Excluding Energy names, the loan market default rate would be just over 1% for the trailing twelve-month period.

Outlook

Strong technicals are continuing to drive the market as demand increased from retail and institutional investors. Questions remain on when and if the Fed will raise rates, but relatively strong economic data, increasing LIBOR, and the relative scarcity of investment alternatives will likely continue to drive demand. Regardless, our view is that any hike should not be disruptive to the leveraged finance markets, the economy will not derail, and inflation will remain muted. In addition, the loan market may also see interest from high yield investors as the yield difference between loans and bonds has fallen to a multi-year low. The forward calendar is large, but we believe there is enough demand to meet it. While we remain cautious in our investments and selective in new issues, we continue to believe there are opportunities in the loan market.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2016

The market certainly experienced a turbulent few months, and loans may continue to exhibit heightened volatility as investors continue to differentiate between better quality credits and credits with idiosyncratic or sector-related risks. However, the primary market should continue to bring a variety of new issues, and we believe there remains the opportunity for investors to capture favorable relative value for the creditworthy issuers and enter positions in attractively-priced and structured new deals. Historically, leveraged loans have generally exhibited some strength at year-end going into the next year. Therefore, we remain constructive on the overall market while remaining conservatively positioned.

Thank you again for your continued support and trust in our strategy.  We look forward to growing with you.

Notes:

1.	Data sourced from S&P LCD

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Investments in CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest payments and that the quality of the collateral may decline in value or default.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2016

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated.  Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

You cannot invest directly in an index.

Basis points (bps) are equivalent to one-one hundredths of a percentage point.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Yield is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of fund holdings.

Par amount refers to the amount at which a security is issued or can be redeemed.

Must be preceded or accompanied by a prospectus.

These materials contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s.  Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party.  Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.  THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.  THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT,

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2016

INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.  Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities.  They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice

The Shenkman Floating Rate High Income Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Shenkman Capital Management, Inc.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2016

Dear Shareholder,

The Shenkman Short Duration High Income Fund (the “Fund”) continued to seek a high level of current income by focusing on investments within the non-investment grade universe believed to be high quality yet short duration. The Fund’s Institutional Class (SCFIX) returned 3.97% for the fiscal year from September 30, 2015 through September 30, 2016, and ended the year with a duration-to-worst of 0.86 years and average final maturity of 3.81 years. The Fund’s Class A shares returned 3.61% (without sales load) and 0.47% (with maximum sales load imposed on purchases of 3.00%) and the Class F shares returned 3.88%. Additionally, the Class C shares returned 2.77% (without sales load) and 1.77% (with maximum deferred sales load of 1.00%). The Fund’s benchmark, the BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C), returned 5.72% for the same one year period.

The Fund’s sector positioning is largely a function of its focus on bottom-up, individual security selection and fundamental analysis as opposed to top-down, sector driven allocations. That said, Healthcare remained the Fund’s largest exposure while Support-Services remained the second largest. Those sectors were also the two largest contributors to returns for the period. Conversely, Oil & Gas and Utilities: Gas were the two largest detractors to performance resulting from the Fund’s negative selection and underweight positioning. In particular, the Oil & Gas sector faced extreme volatility throughout the period given the record drop in oil prices which also precipitated a significant uptick in defaults and restructurings within the sector.  The latter half of the period saw the sector rebound significantly as oil prices and enterprise valuations recovered in conjunction with capital markets cooperating to allow issuers to improve balance sheets and liquidity.  The Fund’s exposure to bank loans, which ended the period at 16.09%, was a positive contributor to performance as bank loan returns outpaced short duration for the period. As of September 30, 2016, the Fund’s average price was $103.34 with a current yield of 4.80%, yield-to-maturity of 4.27% and a yield-to-worst of 2.89%.  As diversification remains a key factor in helping to mitigate risk, the portfolio was well-diversified, with investments in 185 issuers across 35 industries as of September 30, 2016.

Market Commentary

High yield bonds opened the fourth quarter of 2015 with their highest monthly return since January 2012, sparked by hopes of further monetary stimulus in Europe, signs of stabilization in China’s economy, better-than-anticipated third quarter earnings, an equity market rally, and a successful compromise in the U.S. budget standoff.  The market surrendered its gains in the final two months of 2015, however, as nervousness around a Federal Reserve interest rate hike, general risk aversion, a resumption in the decline of crude oil prices, fears of rising default rates and fears of contagion following

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2016

Third Avenue Management’s announcement that it would freeze redemptions and liquidate their Focused Credit Fund left high yield unsettled.  The BofA Merrill Lynch U.S. High Yield Index (H0A0) weakened by 2.17%  for the quarter, its third consecutive quarterly decline.   Given the tumultuous market backdrop, triple-C rated credits bore the lion’s share of the deterioration, falling 8.48%, whereas single-B and double-B rated credits fared considerably better with returns of -2.40% and -0.11%, respectively.  In the quarter, high-yield bond yields and spreads widened by 67 bps and 33 bps, respectively, leaving the year-end yield and spread at 8.76% and 698 bps, respectively. Mutual funds, meanwhile, suffered redemptions of $3.5 billion for the quarter, according to Lipper. Default rates, meanwhile, ended 2015 at just 3.40% as 52 companies experienced defaults, totaling $50.84 billion.

2016 got off to a rocky start as collapsing commodity prices, a plunging equity market, rising political tensions, accumulating stress in European financials, and concerns that a sagging global economy would spill over into the U.S. pressured the high yield market. Through February 11th, the H0A0 slumped by 5.14% for 2016. Starting in mid-February, as if a light switch was flicked on, high yield experienced an extraordinary rally, posting eight consecutive monthly gains that came from a multitude of factors including oil’s recovery off of multi-year lows, the fading of U.S. recessionary fears, accommodative global central bank policies, equity markets hovering near all-time highs, and a resumption of the global reach for yield in a negative rate environment, particularly in the riskier segments of the market. For the year-to-date period through September, the H0A0 rocketed by 15.32%, up over 21.5% from its mid-February nadir. If the year had ended on September 30th, the gain would mark the fourth largest advance in 20 years. Single-B and double-B rated bonds posted advances that approximated the market return at +14.52% and +12.45%, respectively, while triple-C rated credits were, by a wide margin, the best performing rating category with a +28.81% return. As a result of the continuing market rally, high yield bond yields and spreads decreased to 6.25% and +510bps, respectively, their tightest levels since mid-2015, and approximately 250bps and 190bps, respectively, tighter than at the end of 2015.  The returns for the higher quality short duration segment of the high yield market proved more defensive than broader high yield given the shorter tenor and higher ratings mix as well as its lack of downside to recover from a relatively stronger fourth quarter 2015. For the year-to-date period ended September 30, 2016, the BofA Merrill Lynch 0-2 Year Duration BB-B High Yield Constrained Index (H42C) posted an increase of 5.66%, trailing the broader market’s risk rally.  Default activity, meanwhile, remained subdued and ended the period at 3.54%, up slightly from the end of 2015, but approximately in-line with the long-term average for the asset class. Not surprisingly, Energy and Metals/Mining accounted for over 89% of 2016’s defaults. With both debt and equity capital markets more open now than earlier in 2016, many companies have successfully

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2016

tapped both the debt market to extend maturities and the equity market to deleverage their balance sheets, which could cause a stabilization of default rates at or near current levels. The primary market saw $233 billion of issuance across 338 tranches in the year-to-date period, down 7.1% from the comparable period in 2015. Although new issue volume continues to be skewed towards higher rated credits (96% single-B or double-B) and the use-of-proceeds is primarily for refinancing purposes (57%), we saw an intermittent deterioration in quality late in the third quarter as several triple-C rated companies tapped the market, a development that warrants close attention. Meanwhile, retail investors continued to express interest in corporate credit following sustained central bank dovish commentary. High yield mutual funds reported a $9.6 billion inflow for the period year-to-date through September 30, 2016, a significant reversal versus full year 2015 which saw a $16.6 billion outflow.

Outlook

As we begin the fourth quarter 2016, both the technical backdrop and the fundamental environment appear supportive of high yield valuations. Although volatility may kick up going into the election, as we approach the Federal Reserve’s next meeting, and as headlines surrounding Deutsche Bank persist, foreign investors continue to be compelled by the attractive yield and duration characteristics of high yield, especially in a low and negative interest rate environment. Moreover, as year-over-year earnings expectations improve versus generally easy comparisons last year, as oil stabilizes, and as the U.S. consumer and GDP experience slow-but steady growth, we expect high yield to remain an attractive investment sweet spot.  This environment should also benefit the shorter duration segment of the high yield market, which we believe remains an appealing area to capture attractive risk-adjusted returns.

Thank you again for your continued support and trust in our strategy. We look forward to growing with you.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2016

rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The BofA Merrill Lynch U.S. High Yield Index (H0A0) has an inception date of August 31, 1986 and tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The BofA Merrill Lynch High Yield Indices are unmanaged, not available for direct investment, and do not reflect deductions for fees or expenses.

The BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the BofA Merrill Lynch BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The BofA Merrill Lynch U.S. High Yield, BB/B Rated, Constrained Index (HUC4) has an inception date of December 31, 1996, and is a subset of the BofA Merrill Lynch U.S. High Yield Index (H0A0) that consists of all securities rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%.

You cannot invest directly in an index.

Basis points (bps) are equivalent to one-one hundredths of a percentage point.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed using either the final maturity date, or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Yield-to-Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield. YTM is a complex but accurate calculation of a bond’s return that helps investors compare bonds with different maturities and coupons.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2016

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

Diversification does not assure a profit nor protect against loss in a declining market.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated.  Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

These materials contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s.  Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party.  Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.  THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.  THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.  Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities.  They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice

The Shenkman Short Duration High Income Fund is distributed by Quasar Distributors, LLC.

SHENKMAN FLOATING RATE HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Floating Rate High Income Fund –
Institutional Class vs the S&P/LSTA Leveraged Loan Index
and the S&P/LSTA B- & Above Leveraged Loan Index

Total Return Period ended September 30, 2016

		Average Annual
		Since Inception
	One Year	10/15/2014
Institutional Class	4.63%	2.68%
S&P/LSTA Leveraged Loan Index	5.46%	3.35%
S&P/LSTA B- & Above Leveraged Loan Index	5.27%	3.82%

Total Annual Fund Operating Expenses: 0.73% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. It is not indicative of the investment strategies employed by Shenkman Capital and may contain different facilities than the facilities in the Shenkman Capital Bank Loan Composite.

The S&P LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P Rating.

SHENKMAN SHORT DURATION HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Short Duration High Income Fund – Institutional Class vs
the BofA Merrill Lynch 0-3 US Treasury Index and the BofA Merrill Lynch
0-2 Year Duration BB-B U.S. High Yield Constrained Index

Total Return Period ended September 30, 2015

		Average Annual
		Since Inception
	One Year	10/31/2012	5/17/2013	1/28/2014
Class A (without sales load)	3.61%	2.95%	—	—
Class A (with sales load)	0.47%	2.15%	—	—
Class C (without
deferred sales load)	2.77%	—	—	1.35%
Class C (with
deferred sales load)	1.77%	—	—	1.35%
Class F	3.88%	—	2.75%	—
Institutional Class	3.97%	3.29%	—	—
BofA Merrill Lynch 0-3 Year
US Treasury Index	0.74%	0.59%	0.62%	0.70%
BofA Merrill Lynch 0-2 Year
Duration BB-B U.S. High
Yield Constrained Index	5.72%	4.16%	3.63%	3.49%

Total Annual Fund Operating Expenses: 1.37% (Class A), 2.14% (Class C), 1.13 (Class F), 1.05% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 3.00% sales load. Class A shares do not have a contingent deferred

SHENKMAN SHORT DURATION HIGH INCOME FUND

sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within thirty calendar days.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for twelve months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The BofA Merrill Lynch 0-3 Year US Treasury Index (G1QA) tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market with maturities less than three years.

The BofA Merrill Lynch 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the BofA Merrill Lynch BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The HUC4 index is a subset of the BofA Merrill Lynch U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive. The HUC4 index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

SHENKMAN FUNDS

EXPENSE EXAMPLE
September 30, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is

SHENKMAN FUNDS

EXPENSE EXAMPLE – Continued
September 30, 2016 (Unaudited)

useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Shenkman Floating Rate High Income Fund
Actual
Institutional Class	$1,000.00	$1,050.40	$2.77

Hypothetical (5% return
before expenses)
Institutional Class	$1,000.00	$1,022.30	$2.73

(1)
Shenkman Floating Rate High Income Fund expenses are equal to the Funds’ annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of (5.04)% as of September 30, 2016.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Shenkman Short Duration High Income Fund
Actual
Class A	$1,000.00	$1,030.30	$4.92
Class C	$1,000.00	$1,025.60	$8.86
Class F	$1,000.00	$1,030.60	$3.81
Institutional Class	$1,000.00	$1.031.10	$3.30

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,020.15	$4.90
Class C	$1,000.00	$1,016.25	$8.82
Class F	$1,000.00	$1,021.25	$3.79
Institutional Class	$1,000.00	$1,021.75	$3.29

(2)
Shenkman Short Duration High Income Fund Class A, Class C, Class F, and Institutional Class expenses are equal to the fund shares’ annualized expense ratio of 0.97%, 1.75%, 0.75% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of (3.03)% for Class A, (2.56)% for Class C, (3.06)% for Class F, and (3.11)% for the Institutional Class as of September 30, 2016.

SHENKMAN FLOATING RATE HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2016 (Unaudited)

TOP TEN HOLDINGS	% Net Assets
Patheon, Inc., 4.25%, 03/11/2021	1.12%
MPH Acquisition Holdings, LLC, 5.00%, 06/07/2023	1.10%
Brickman Group Ltd., LLC, 4.00%, 12/18/2020	1.05%
Cablevision Systems Corp., 8.625%, 09/15/2017	0.99%
Amaya B.V., 5.00%, 08/02/2021	0.97%
T-Mobile USA, Inc., 6.464%, 04/28/2019	0.96%
Formula One Group, 4.75%, 07/30/2021	0.93%
Scientific Games International, Inc., 6.00%, 10/18/2020	0.93%
Sequa Corp., 5.25%, 06/19/2017	0.86%
IMG Worldwide, Inc., 5.25%, 05/06/2021	0.84%

The portfolio’s holdings and allocations are subject to change, and exclude short term investments. The percentages are of total net assets as of September 30, 2016.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2016

		Fair
	Shares	Value
COMMON STOCKS – 0.15%

Finance – Services – 0.05%
RCS Capital Corp. (a)(h)	17,405	$130,538

Forestry & Paper – 0.10%
Verso Corp. (a)	40,879	263,669

Utilities – Gas – 0.00%
Southcross Energy Partners, L.P. (a)(h)	63	473
Southcross Energy Partners, L.P. (a)(h)	63	472
		945
TOTAL COMMON STOCKS
(Cost $1,987,680)		395,152

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14%

Aerospace & Defense – 2.81%
Abacus Innovations Corp.
3.274%, 06/15/2023 (b)	$615,000	619,293
B/E Aerospace, Inc.
3.787%, 12/16/2021 (b)	1,525,000	1,544,779
CAMP International Holding Co.
4.75%, 08/18/2023 (b)(e)	845,000	845,634
8.25%, 08/12/2024 (b)(e)	205,000	205,897
CPI International, Inc.
4.25%, 11/17/2017 (b)	1,202,739	1,198,229
Sequa Corp. 5.25%, 06/19/2017 (b)	2,599,105	2,289,239
TransDigm Group, Inc.
3.75%, 06/04/2021 (b)	488,750	489,769
TransDigm, Inc. 3.75%, 05/13/2022 (b)	251,227	251,855
		7,444,695
Automotive – 2.39%
American Tire Distributors, Inc.
5.25%, 09/01/2021 (b)	692,965	686,122
Camping World 5.75%, 02/20/2020 (e)	1,234,440	1,238,106
Federal-Mogul Corp. 4.75%, 04/15/2021 (b)	292,026	283,004

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Automotive – 2.39% – Continued
KAR Auction Services, Inc.
4.375%, 03/09/2023 (b)	$646,750	$656,251
Metaldyne, LLC 3.75%, 10/20/2021 (b)	443,593	445,851
Midas Intermediate Holdco II, LLC
4.50%, 08/18/2021 (b)	447,716	452,193
Navistar, Inc. 6.50%, 08/07/2020 (b)	868,438	871,967
Tower Automotive Holdings USA, LLC
4.00%, 04/23/2020 (b)	848,480	849,010
TRADER Corp. 5.00%, 08/09/2023 (b)(e)	850,000	855,848
		6,338,352
Beverage & Food – 1.35%
AdvancePierre Foods, Inc.
4.50%, 09/02/2023 (b)	442,212	446,468
Dole Food Co., Inc. 4.508%, 11/01/2018 (b)	864,690	868,399
KFC Holding Co. 3.281%, 06/16/2023 (b)	783,038	790,625
Pinnacle Foods Finance, LLC
3.275%, 01/13/2023 (b)	862,827	871,132
US Foods, Inc. 4.00%, 06/27/2023 (b)	608,475	614,179
		3,590,803
Building Materials – 2.07%
American Builders & Contractors
Supply Company, Inc.
3.50%, 10/31/2023 (b)(e)	655,000	657,784
CPG International, Inc.
4.75%, 09/30/2020 (b)	1,560,322	1,565,197
Floor and Decor Outlets of America, Inc.
5.25%, 10/31/2023 (b)(e)	775,000	775,969
HD Supply, Inc.
3.75%, 08/13/2021 (b)	702,900	705,388
3.592%, 10/16/2023 (b)(e)	100,000	100,313
Headwaters, Inc. 4.00%, 03/24/2022 (b)	1,178,952	1,187,057
Henry Company, LLC
5.50%, 09/30/2023 (b)(e)	500,000	497,500
		5,489,208

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Chemicals – 3.45%
Allnex S.à.r.l. 5.25%, 09/13/2023 (b)(e)	$300,773	$304,159
Allnex USA, Inc. 5.25%, 09/13/2023 (b)(e)	399,227	403,720
Chemours Co. 3.75%, 05/12/2022 (b)	691,128	685,948
ColourOz MidCo S.à.r.l. – Term Loan B2
4.50%, 09/07/2021 (b)	1,167,088	1,165,337
ColourOz MidCo S.à.r.l. – Term Loan C
4.50%, 09/07/2021 (b)	192,933	192,644
Ineos Stryoultion US Holdings, LLC
4.75%, 09/30/2021 (b)(e)	775,000	784,207
Kronos Worldwide, Inc.
4.00%, 02/18/2020 (b)	1,202,739	1,174,173
MacDermid, Inc. 5.50%, 06/05/2020 (b)	979,159	984,667
Nexeo Solutions, LLC
5.25%, 06/09/2023 (b)	897,750	904,066
Orion Engineered Carbons
4.00%, 07/23/2021 (b)	705,000	708,197
Road Infrastructure Investment, LLC
5.00%, 06/13/2023 (b)	510,000	515,312
Solenis International, LP
4.25%, 07/31/2021 (b)	604,454	604,502
7.75%, 07/29/2022 (b)	750,184	734,243
		9,161,175
Consumer Products – 1.58%
1-800 Contacts 5.25%, 01/22/2023 (b)	388,050	391,042
Atrium Innovations, Inc.
4.25%, 02/16/2021 (b)	132,526	131,532
Energizer Holdings, Inc.
3.25%, 06/30/2022 (b)	1,113,750	1,117,927
KIK Custom Products, Inc.
6.00%, 08/26/2022 (b)	1,782,000	1,786,455
NBTY, Inc. 5.00%, 05/05/2023 (b)	753,113	757,680
		4,184,636
Environmental – 1.91%
ADS Waste Holdings, Inc.
3.75%, 10/09/2019 (b)	1,319,345	1,322,438

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Environmental – 1.91% – Continued
Waste Industries USA, Inc.
3.50%, 02/27/2020 (b)	$1,970,000	$1,981,386
Wheelabrator Technologies – Term Loan
B (First Lien) 8.25%, 12/19/2022 (b)	550,000	521,582
Wheelabrator Technologies – Term Loan
B (Second Lien) 5.00%, 12/17/2021 (b)	1,207,904	1,198,089
Wheelabrator Technologies – Term Loan
C 5.00%, 12/17/2021 (b)	54,094	53,655
		5,077,150
Finance – Insurance – 1.66%
Acrisure, LLC
6.50%, 05/19/2022 (b)	1,752,992	1,762,861
6.50%, 05/19/2022 (b)	137,593	138,368
AssuredPartners, Inc.
5.75%, 10/21/2022 (b)	1,653,429	1,665,309
Hub International Ltd.
4.00%, 10/02/2020 (b)	364,119	364,772
USI, Inc. 4.25%, 12/27/2019 (b)	465,956	467,237
		4,398,547
Finance – Services – 2.18%
AlixPartners LLP 4.50%, 07/28/2022 (b)	1,829,510	1,835,227
Aretech Group, Inc.
2.00%, 05/21/2021 (b)(h)	1,433,005	1,117,744
Duff & Phelps Corp. 4.75%, 04/23/2020 (b)	695,247	697,746
Frank Russell Co. 6.75%, 06/01/2023 (b)	543,638	540,580
RCS Capital Corp. 8.00%, 11/23/2020 (b)	557,118	557,814
Virtu Financial 5.25%, 11/08/2019 (b)	501,223	505,140
Walter Investment Management Corp.
4.75%, 12/18/2020 (b)	590,088	542,459
		5,796,710
Food & Drug Retailers – 1.26%
Albertson’s, LLC
4.50%, 08/25/2021 (b)	835,296	842,747
4.75%, 12/21/2022 (b)	569,867	576,281

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Food & Drug Retailers – 1.26% – Continued
BJ’s Warehouse Club, Inc.
4.50%, 09/26/2019 (b)	$1,919,866	$1,927,065
		3,346,093
Gaming – 4.25%
Amaya B.V. 5.00%, 08/02/2021 (b)	2,579,800	2,583,025
American Casino & Entertainment
Properties, LLC 4.75%, 07/07/2022 (b)	1,086,070	1,099,651
Aristocrat International Pty Ltd.
3.50%, 10/20/2021 (b)	572,056	574,968
Graton Economic Development Authority
4.75%, 09/01/2022 (b)	461,657	465,120
MGM Growth Properties Operating
Partnership LP 4.00%, 04/25/2023 (b)	1,044,750	1,055,527
Mohegan Tribal Gaming Authority
5.50%, 06/15/2018 (b)	1,514,444	1,517,473
Pinnacle Entertainment, Inc.
3.75%, 04/28/2023 (b)	783,063	788,935
Scientific Games International, Inc.
6.00%, 10/18/2020 (b)	2,455,921	2,466,850
Station Casinos, LLC 3.75%, 06/08/2023 (b)	723,188	729,063
		11,280,612
General Industrial Manufacturing – 3.71%
Aclara Technologies, LLC
6.75%, 08/17/2023 (b)	800,000	800,000
Cortes NP Acquisition Corp.
6.00%, 09/30/2023 (b)(e)	960,000	931,200
Doosan Infracore International, Inc.
4.50%, 05/28/2021 (b)	424,762	430,071
Filtration Group Corp.
4.25%, 11/20/2020 (b)	910,730	916,081
Gardner Denver, Inc.
4.25%, 07/30/2020 (b)	1,422,321	1,380,639
Manitowoc Foodservice, Inc.
5.75%, 03/03/2023 (b)	928,205	941,933
MTS Systems Corp. 5.00%, 07/05/2023 (b)	915,000	923,583

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

General Industrial Manufacturing – 3.71% – Continued
North American Lifting Holdings, Inc.
5.50%, 11/27/2020 (b)	$988,800	$805,872
Penn Engineering & Manufacturing Corp.
4.00%, 08/30/2021 (b)(e)	630,000	631,733
Sensus USA, Inc. 6.50%, 04/05/2023 (b)	738,150	741,841
WTG Holdings III Corp.
4.75%, 01/15/2021 (b)	1,337,367	1,340,709
		9,843,662
Healthcare – 11.97%
Acadia Healthcare 3.75%, 02/22/2022 (b)	945,190	950,313
Air Medical Group Holdings, Inc.
4.25%, 04/28/2022 (b)	1,061,935	1,054,305
Albany Molecular Research, Inc.
5.75%, 07/16/2021 (b)	573,552	577,136
Alere, Inc. 4.25%, 06/18/2022 (b)	473,801	471,135
Avantor Performance Materials
Holdings, Inc. – Delayed Draw Term Loan
6.00%, 06/21/2022 (b)	116,048	116,556
Avantor Performance Materials
Holdings, Inc. – Incremental Term Loan
6.00%, 06/21/2022 (b)	453,952	455,938
BSN Medical International
Holding GmbH & Co. KG
4.00%, 08/28/2019 (b)	296,806	296,929
Catalent Pharma Solutions
4.25%, 05/20/2021 (b)	1,309,279	1,320,127
CHG Healthcare Services, Inc.
4.75%, 06/07/2023 (b)	422,875	427,434
CHS/Community Health Systems, Inc.
3.75%, 12/31/2019 (b)	224,124	220,342
4.00%, 01/27/2021 (b)	610,000	600,127
Concentra, Inc. 4.005%, 06/01/2022 (b)(e)	298,889	298,889
Concordia Healthcare Corp.
5.25%, 10/21/2021 (b)	569,693	510,667
Endo Financial, LLC/Endo Finco, Inc.
3.75%, 09/26/2022 (b)	1,538,375	1,536,875

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Healthcare – 11.97% – Continued
Envision Healthcare Corp.
4.50%, 10/28/2022 (b)	$565,725	$569,060
ExamWorks Group, Inc.
4.75%, 07/27/2023 (b)	310,000	312,908
Greatbatch Ltd. 5.25%, 10/27/2022 (b)	828,738	819,588
HC Group Holdings III, Inc.
6.00%, 04/07/2022 (b)	688,050	695,791
HCA, Inc. 3.588%, 02/09/2024 (b)	540,000	545,889
inVentiv Health, Inc.
4.75%, 11/09/2023 (b)(e)	1,075,000	1,079,477
Mallinckrodt International Finance S.A.
3.588%, 03/19/2021 (b)	680,200	681,159
MPH Acquisition Holdings, LLC
5.00%, 06/07/2023 (b)	2,884,669	2,924,779
NMSC Holdings, Inc.
6.00%, 04/19/2023 (b)	442,528	448,059
One Call Medical/Opal Acquisition, Inc.
5.00%, 11/27/2020 (b)	849,674	797,100
Patheon, Inc. 4.25%, 03/11/2021 (b)	2,965,503	2,966,111
Pharmaceutical Product Development, LLC
4.25%, 08/18/2022 (b)	1,385,112	1,391,795
Phibro Animal Health Corp.
4.00%, 04/16/2021 (b)	439,875	439,325
Press Ganey Holdings, Inc.
4.25%, 10/21/2023 (b)(e)	640,000	636,800
8.25%, 10/21/2024 (b)(e)	550,000	544,500
Quintiles Transnational Corp.
3.388%, 05/12/2022 (b)	926,249	927,601
RPI Finance Trust 3.588%, 11/09/2020 (b)	1,035,981	1,042,083
Sterigenics-Nordion Holdings, LLC
4.25%, 05/15/2022 (b)	769,173	773,019
Surgical Care Affiliates, Inc.
4.25%, 03/17/2022 (b)	792,011	798,450
Team Health, Inc.
3.837%, 11/23/2022 (b)	776,100	781,440

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Healthcare – 11.97% – Continued
Valeant Pharmaceuticals International, Inc.
4.28%, 10/20/2018 (b)	$60,580	$60,618
5.00%, 02/13/2019 (b)	329,990	330,737
5.25%, 12/11/2019 (b)	280,000	280,776
5.25%, 08/05/2020 (b)	1,013,427	1,016,670
5.50%, 04/01/2022 (b)	1,427,083	1,433,176
VCVH Holding Corp. 6.00%, 06/01/2023 (b)	648,375	645,947
		31,779,631
Hotels – 0.34%
ESH Hospitality, Inc. 3.75%, 08/30/2023 (b)	895,000	902,751

Leisure & Entertainment – 1.60%
CDS U.S. Intermediate Holdings, Inc.
5.00%, 06/25/2022 (b)	990,000	992,678
Formula One Group 4.75%, 07/30/2021 (b)	2,466,427	2,473,789
UFC Holdings, LLC 5.00%, 08/18/2023 (b)	780,000	788,046
		4,254,513
Media – Broadcast – 4.36%
Cumulus Media Holdings, Inc.
4.25%, 12/23/2020 (b)	2,169,370	1,515,847
Hubbard Radio, LLC 4.25%, 05/27/2022 (b)	1,045,000	1,028,891
Ion Media Networks, Inc.
4.75%, 12/18/2020 (b)	1,549,659	1,557,408
Media General, Inc. 4.00%, 07/31/2020 (b)	370,032	370,682
Mission Broadcasting, Inc.
3.75%, 10/01/2020 (b)	670,165	673,851
Nexstar Broadcasting, Inc.
3.75%, 10/01/2020 (b)	759,977	764,157
4.00%, 09/26/2023 (b)(e)	1,745,000	1,755,540
Quincy Newspapers, Inc.
5.506%, 11/02/2022 (b)	657,662	661,772
Tribune Media Co. 3.75%, 12/27/2020 (b)	1,481,250	1,495,366
Univision Communications, Inc.
4.00%, 03/01/2020 (b)	1,739,607	1,744,913
		11,568,427

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Media – Cable – 3.72%
Block Communications, Inc.
4.088%, 11/05/2021 (b)	$1,470,026	$1,481,051
Charter Communications Operating LLC
3.50%, 01/24/2023 (b)	918,941	926,022
CSC Holdings, LLC
5.00%, 10/11/2022 (b)	698,250	701,232
4.00%, 10/31/2024 (b)(e)	500,000	502,063
RCN Corp. 4.25%, 02/28/2020 (b)	708,406	710,032
Telenet Financing, LLC
4.357%, 06/30/2024 (b)	725,000	732,207
UPC Financing Partnership
4.08%, 08/31/2024 (b)	790,000	794,017
WaveDivision Holdings, LLC
4.00%, 10/15/2019 (b)	1,156,507	1,159,519
WideOpenWest Finance, LLC
4.50%, 08/19/2023 (b)	1,995,000	1,989,494
Ziggo B.V. – Term Loan B1
3.652%, 01/15/2022 (b)	490,528	490,878
Ziggo B.V. – Term Loan B2
3.652%, 01/15/2022 (b)	290,704	290,912
Ziggo B.V. – Term Loan B3
3.701%, 01/15/2022 (b)	90,330	90,394
		9,867,821
Media Diversified & Services – 3.76%
Ancestry.com, Inc. 5.00%, 08/29/2022 (b)	1,411,494	1,417,231
Catalina Marketing Corp.
4.50%, 04/09/2021 (b)	1,039,576	947,964
Creative Artists Agency, LLC
5.004%, 12/17/2021 (b)	273,625	275,906
EMI Music Publishing Group
4.00%, 08/19/2022 (b)	569,568	572,240
IMG Worldwide, Inc.
5.25%, 05/06/2021 (b)	2,208,986	2,221,963
Learfield Communications, Inc.
4.25%, 10/09/2020 (b)	1,799,990	1,804,111
Match Group, Inc. 5.50%, 11/16/2022 (b)	536,250	540,106

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Media Diversified & Services – 3.76% – Continued
Nielsen Finance, LLC
3.50%, 10/04/2023 (b)(e)	$590,000	$593,366
Warner Music Group
3.75%, 07/01/2020 (b)	1,598,984	1,601,551
		9,974,438
Metals & Mining Excluding Steel – 0.59%
Novelis, Inc. 4.072%, 06/02/2022 (b)	689,889	694,204
Westmoreland Coal Co.
7.50%, 12/16/2020 (b)(e)	1,119,390	878,721
		1,572,925
Non-Food & Drug Retailers – 3.50%
ABG Intermediate Holdings
5.50%, 05/27/2021 (b)	1,270,545	1,273,721
Ascena Retail Group, Inc.
5.25%, 08/21/2022 (b)	1,124,719	1,087,536
Harbor Freight Tools USA, Inc.
4.00%, 08/16/2023 (b)	820,000	825,638
Jo-Ann Stores, LLC
6.00%, 09/29/2023 (b)(e)	585,000	576,225
Michaels Stores, Inc.
3.75%, 01/27/2023 (b)(e)	425,000	427,259
National Vision, Inc.
4.00%, 03/12/2021 (b)	700,644	694,513
Neiman Marcus Group, Inc.
4.25%, 10/23/2020 (b)	1,890,962	1,745,595
Petco Animal Supplies
5.00%, 01/26/2023 (b)	786,050	795,329
PetSmart, Inc. 4.25%, 03/11/2022 (b)	1,851,563	1,857,432
		9,283,248
Oil & Gas – 1.00%
American Energy – Marcellus, LLC
8.50%, 08/04/2021 (b)(g)	1,204,382	112,911
Floatel Delaware, LLC
6.00%, 06/29/2020 (b)	1,860,924	1,296,449

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Oil & Gas – 1.00% – Continued
HGIM Corp. 5.50%, 06/18/2020 (b)	$1,511,334	$955,919
Seadrill Partners, LLC
4.00%, 02/21/2021 (b)	599,828	301,162
		2,666,441
Packaging – 2.48%
Anchor Glass Container Corp.
4.75%, 07/01/2022 (b)	462,675	466,242
Berry Plastics Corp. 3.50%, 02/10/2020 (b)	692,821	694,445
BWAY Intermediate Co., Inc.
5.50%, 08/14/2020 (b)	571,965	576,040
Husky Injection Molding Systems Ltd.
4.25%, 06/30/2021 (b)	528,894	528,857
Mauser U.S. Holdings, Inc.
4.50%, 07/31/2021 (b)	604,454	605,303
8.75%, 07/29/2022 (b)(e)	866,789	859,205
Reynolds Group Holdings, Inc.
4.25%, 02/05/2023 (b)(e)	990,000	994,485
SIG Combibloc US Acquisition, Inc.
4.00%, 03/11/2022 (b)(e)	1,060,000	1,062,799
Signode Industrial Group Lux S.A.
3.75%, 04/30/2021 (b)	789,112	788,867
		6,576,243
Printing & Publishing – 1.43%
Cengage Learning, Inc.
5.25%, 06/07/2023 (b)	498,750	499,196
Harland Clarke Holdings Corp.
6.993%, 08/02/2019 (b)	372,500	367,067
7.00%, 12/31/2019 (b)	355,875	349,736
LSC Communications, Inc.
7.00%, 09/26/2022 (b)(e)	815,000	804,813
McGraw Hill Global Education Holdings, LLC
5.00%, 05/04/2022 (b)	907,725	914,986
Tribune Publishing Co.
5.75%, 08/04/2021 (b)	865,642	863,478
		3,799,276

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Steel Producers & Products – 0.46%
MRC Global (US), Inc.
5.00%, 11/08/2019 (b)	$704,692	$689,718
JMC Steel
6.00%, 06/14/2021 (b)	523,688	529,909
		1,219,627
Support – Services – 11.37%
Abb Con-Cise Optical Group, LLC
6.004%, 06/14/2023 (b)	330,000	333,713
Access CIG, LLC 6.004%, 10/18/2021 (b)	1,228,143	1,227,221
Advantage Sales & Marketing, Inc.
4.25%, 07/23/2021 (b)	1,583,739	1,567,078
Aramark Corp. 3.25%, 02/24/2021 (b)	982,487	989,860
Asurion Incremental 5.00%, 05/24/2019 (b)	1,355,475	1,361,975
Asurion, LLC 5.00%, 08/04/2022 (b)	1,244,937	1,253,029
Brand Energy & Infrastructure Services, Inc.
4.75%, 11/26/2020 (b)	1,645,933	1,629,474
Brickman Group Ltd., LLC
4.00%, 12/18/2020 (b)	2,798,381	2,797,513
Camelot Finance LP
4.75%, 09/15/2023 (b)(e)	1,705,000	1,709,689
Coinmach Corp. 4.253%, 11/14/2019 (b)	2,137,244	2,131,099
Garda World Security Corp. –
Delayed Draw Term Loan
4.004%, 11/06/2020 (b)	161,002	159,995
Garda World Security Corp. – Term Loan B
4.004%, 11/06/2020 (b)	629,370	625,436
Hertz Corp. 3.50%, 06/30/2023 (b)	1,182,038	1,194,106
Information Resources, Inc.
4.750%, 09/30/2020	891,833	896,297
Learning Care Group, Inc.
5.00%, 05/05/2021 (b)	524,345	525,494
Moneygram International, Inc.
4.25%, 03/27/2020 (b)	818,025	795,530
Pods, Inc., LLC 4.50%, 02/02/2022 (b)	1,477,479	1,487,326
Renaissance Learning, Inc.
4.50%, 04/09/2021 (b)	1,202,739	1,200,737

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Support – Services – 11.37% – Continued
Safway Group Holding, LLC
5.75%, 08/19/2023 (b)	$775,000	$781,297
Sedgwick Claims Management Services
3.75%, 03/01/2021 (b)	1,213,319	1,207,004
SiteOne Supply Holding, LLC
6.25%, 04/29/2022 (b)	402,478	406,754
The ServiceMaster Co., LLC
4.25%, 07/01/2021 (b)	1,551,256	1,568,848
TransUnion, LLC 3.588%, 04/09/2021 (b)	1,664,228	1,671,975
TriMark USA/TMK Hawk Parent Corp.
5.25%, 10/01/2021 (b)	323,979	325,801
USAGM HoldCo, LLC 5.50%, 07/28/2022 (b)	521,523	523,479
USAGM HoldCo, LLC – Term DD
5.50%, 07/28/2022 (b)	103,477	103,865
West Corp.
3.50%, 06/17/2021 (b)	274,313	275,769
3.838%, 06/19/2023 (b)	922,688	927,993
WEX, Inc. 4.25%, 07/01/2023 (b)	488,775	495,290
		30,173,647
Technology – 6.57%
Avago Technologies Cayman Finance Ltd.
3.524%, 02/01/2023 (b)	1,771,138	1,794,136
BMC Foreign Holding Co.
5.00%, 09/10/2020 (b)(e)	398,856	386,725
BMC Software Finance, Inc.
5.00%, 09/10/2020 (b)	413,915	400,140
Cavium, Inc. 3.75%, 08/16/2022 (b)	665,000	673,313
Dell International, LLC
4.00%, 09/04/2023 (b)	1,600,000	1,611,359
Diebold, Inc. 5.25%, 11/06/2023 (b)	790,000	799,713
First Data Corp. 4.525%, 03/24/2021 (b)	370,326	373,488
Global Payments, Inc.
4.024%, 04/22/2023 (b)	523,688	529,841
Genesys Telecom
4.00%, 02/10/2020 (b)	1,190,404	1,189,285
Infor (US), Inc. 3.75%, 06/03/2020 (b)	73,618	73,305

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Technology – 6.57% – Continued
Informatica Corp. 4.50%, 08/06/2022 (b)	$693,000	$675,963
JDA Software Group, Inc.
4.50%, 10/31/2023 (b)(e)	565,000	566,413
Kronos, Inc. 4.50%, 10/30/2019 (b)	540,484	542,943
Landslide Holdings, Inc.
5.50%, 09/30/2022 (b)	525,000	529,266
9.50%, 09/18/2023 (b)(e)	354,000	353,115
Linxens France S.A. 5.00%, 07/11/2022 (b)	649,614	653,674
Mitel U.S. Holdings, Inc.
5.50%, 04/29/2022 (b)	648,850	653,820
ON Semiconductor Corp.
4.25%, 03/31/2023 (b)(e)	780,000	784,668
Solarwinds Holdings, Inc.
5.50%, 02/03/2023 (b)	1,236,900	1,250,506
Solera LLC 5.75%, 03/03/2023 (b)	646,750	654,362
Sybil Software, LLC
5.00%, 08/03/2022 (b)(e)	820,000	825,896
TTM Technologies, Inc.
5.103%, 05/31/2021 (b)	390,000	392,925
VF Holdings Corp. 4.75%, 06/17/2023 (b)	565,000	568,045
Western Digital Corp. 4.50%, 04/29/2023 (b)	658,350	666,102
Zebra Technologies Corp.
4.089%, 10/27/2021 (b)	483,376	489,993
		17,438,996
Telecommunications – Satellites – 0.24%
Xplornet Communications, Inc.
7.00%, 09/30/2021 (b)(e)	625,000	627,344

Telecommunications – Wireline/Wireless – 2.40%
Communications Sales & Leasing, Inc.
5.00%, 10/24/2022 (b)	1,283,750	1,292,094
Consolidated Communications, Inc.
4.00%, 10/05/2023 (b)(e)	315,000	317,462
Equinix, Inc. 4.00%, 01/09/2023 (b)	497,500	502,475
Level 3 Financing, Inc.
3.50%, 05/31/2022 (b)	689,082	693,882

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 87.14% – Continued

Telecommunications – Wireline/Wireless – 2.40% – Continued
Lightower Fiber Networks
4.00%, 04/13/2020 (b)	$1,563,436	$1,568,814
Peak 10, Inc. 5.00%, 06/17/2021 (b)	557,912	560,701
SFR Group S.A. 5.002%, 01/15/2024 (b)	1,421,438	1,438,495
		6,373,923
Transportation Excluding Air & Rail – 0.47%
XPO Logistics, Inc. 4.25%, 10/30/2021 (b)	1,236,900	1,245,923

Utilities – Electric – 2.24%
Calpine Corp. 3.590%, 05/27/2022 (b)	1,580,000	1,586,731
Dynegy, Inc. 5.00%, 06/27/2023 (b)	550,000	555,123
Eastern Power, LLC 5.00%, 10/02/2021 (b)	1,114,054	1,126,727
Sandy Creek Energy Associates, LP
5.00%, 11/09/2020 (b)	1,125,641	954,690
Texas Competitive Electric Holdings –
Term Loan B 5.00%, 10/31/2017 (b)	1,384,286	1,396,523
Texas Competitive Electric Holdings –
Term Loan C 5.00%, 10/31/2017 (b)	315,714	318,505
		5,938,299
Utilities – Gas – 0.02%
Southcross Holdings Borrower LP
3.50%, 04/13/2023 (b)	56,631	47,994
TOTAL BANK LOANS
(Cost $232,464,428)		231,263,110

CORPORATE BONDS – 12.38%

Aerospace & Defense – 0.44%
Bombardier, Inc. 7.50%, 03/15/2018 (c)(d)	500,000	530,000
TransDigm, Inc. 6.00%, 07/15/2022	600,000	636,000
		1,166,000
Automotive – 0.20%
ZF North America Capital, Inc.
4.75%, 04/29/2025 (d)	500,000	526,875

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 12.38% – Continued

Beverage & Food – 0.49%
Post Holdings, Inc. 6.75%, 12/01/2021 (d)	$1,200,000	$1,288,500

Environmental – 0.23%
Covanta Holding Corp. 7.25%, 12/01/2020	600,000	619,650

Finance – Banking – 1.55%
Ally Financial, Inc.
5.50%, 02/15/2017	800,000	810,732
4.75%, 09/10/2018	1,300,000	1,348,750
CIT Group, Inc. 6.625%, 04/01/2018 (d)	1,850,000	1,967,937
		4,127,419
General Industrial Manufacturing – 0.58%
CNH Industrial Capital LLC
3.875%, 07/16/2018	800,000	816,000
SPX Corp. 5.625%, 08/15/2024 (d)	700,000	712,250
		1,528,250
Healthcare – 0.76%
MPT Operating Partnership LP /
MPT Finance Corp. 6.375%, 02/15/2022	900,000	941,625
Tenet Healthcare Corp. 6.25%, 11/01/2018	1,000,000	1,072,500
		2,014,125
Leisure & Entertainment – 0.23%
Viking Cruises Ltd.
8.50%, 10/15/2022 (c)(d)	600,000	618,000

Media – Cable – 2.08%
Cablevision Systems Corp.
8.625%, 09/15/2017	2,500,000	2,621,874
Cequel Communications Holdings I
LLC/Cequel Capital Corp.
6.375%, 09/15/2020 (d)	650,000	671,938
DISH DBS Corp. 4.25%, 04/01/2018	1,500,000	1,545,000
Virgin Media Finance PLC
6.00%, 10/15/2024 (c)(d)	650,000	675,194
		5,514,006

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 12.38% – Continued

Media Diversified & Services – 0.21%
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/2020	$550,000	$547,938

Packaging – 0.89%
Ardagh Packaging Finance PLC /
Ardagh Holdings USA, Inc.
3.85%, 12/15/2019 (b)(c)(d)	900,000	914,670
4.067%, 05/15/2021 (b)(c)(d)	400,000	407,000
Reynolds Group Holdings, Inc.
6.875%, 02/15/2021	1,000,000	1,037,502
		2,359,172
Real Estate Investment Trusts – 0.31%
VEREIT Operating Partnership LP
4.125%, 06/01/2021	800,000	830,000

Support – Services – 1.06%
Hertz Corp. 6.75%, 04/15/2019	1,400,000	1,432,536
United Rentals North America, Inc.
7.625%, 04/15/2022	600,000	642,000
West Corp. 4.75%, 07/15/2021 (d)	725,000	748,563
		2,823,099
Technology – 0.83%
Diamond 1 Finance Corp / Diamond 2
Finance Corp. 4.420%, 06/15/2021 (d)	750,000	784,656
First Data Corp. 6.75%, 11/01/2020 (d)	500,000	517,596
NCR Corp. 4.625%, 02/15/2021	900,000	912,375
		2,214,627
Telecommunications – Satellites – 0.76%
Telesat Canada/Telesat, LLC
6.00%, 05/15/2017 (c)(d)	2,000,000	2,005,000

Telecommunications – Wireline/Wireless – 1.43%
Sprint Communications, Inc.
9.00%, 11/15/2018 (d)	650,000	719,875
T-Mobile USA, Inc. 6.464%, 04/28/2019	2,500,000	2,549,999

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 12.38% – Continued

Telecommunications – Wireline/Wireless – 1.43% – Continued
Wind Acquisition Finance S.A.
6.50%, 04/30/2020 (c)(d)	$500,000	$525,000
		3,794,874
Utilities – Electric – 0.33%
NRG Energy, Inc. 7.625%, 01/15/2018	827,000	884,890
TOTAL CORPORATE BONDS
(Cost $32,270,860)		32,862,425

	Shares
SHORT-TERM INVESTMENTS – 5.43%

Money Market Fund – 5.43%
Fidelity Government Portfolio –
Institutional Class, 0.27% (b)(f)	14,402,769	14,402,769
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,402,769)		14,402,769
Total Investments (Cost $281,125,737) – 105.10%		278,923,456
Liabilities in Excess of Other Assets – (5.10%)		(13,544,631)
TOTAL NET ASSETS – 100.00%		$265,378,825

Percentages are stated as a percent of net assets.
(a)	Non-Income producing security.
(b)	Variable rate securities, the coupon rate shown is the effective interest rate as of September 30, 2016.
(c)	U.S. traded security of a foreign issuer.
(d)
Rule 144a Security which is restricted as to resale to institutional investors.  The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.  As of September 30, 2016 the value of these investments was $13,613,054 or 5.13% of net assets.

(e)	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of September 30, 2016 the value of these investments was $24,817,524 or 9.35% of net assets.
(f)	Rate shown is the 7-day yield as of September 30, 2016.
(g)	Represents a security in default.
(h)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2016

TOP TEN HOLDINGS	% Net Assets
HD Supply, Inc., 7.50%, 07/15/2020	1.01%
Cequel Communications Holdings I, LLC/
Cequel Capital Corp, 6.375%, 09/15/2020	0.96%
Level 3 Financing, Inc., 6.125%, 01/15/2021	0.92%
Lynx I Corp., 5.375%, 04/15/2021	0.87%
ViaSat, Inc., 6.875%06/15/2020	0.84%
Hertz Corp., 6.75%, 04/15/2019	0.84%
Match Group, Inc., 6.75%, 12/15/2022	0.83%
First Data Corp., 6.75%, 11/01/2020	0.83%
Hughes Satellite Systems Corp., 6.50%, 06/15/2019	0.80%
IMS Health, Inc., 6.00%, 11/01/2020	0.79%

The portfolio’s holdings and allocations are subject to change, and exclude short term investments. The percentages are of total net assets as of September 30, 2016.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 15.58%

Aerospace & Defense – 1.01%
B/E Aerospace, Inc.
3.787%, 12/16/2021 (a)	$900,000	$911,673
CAMP International Holding Co.
4.75%, 08/18/2023 (a)(d)	1,000,000	1,000,750
TransDigm, Inc. 3.794%, 02/28/2020 (a)	494,859	495,923
		2,408,346
Automotive – 0.01%
The Goodyear Tire & Rubber Co.
3.86%, 04/30/2019 (a)	25,000	25,254

Beverage & Food – 0.61%
AdvancePierre Foods, Inc.
4.50%, 06/02/2023 (a)	758,077	765,373
Allflex Holdings III, Inc.
4.25%, 07/17/2020 (a)	687,595	687,021
		1,452,394
Chemicals – 0.56%
Nexeo Solutions, LLC
5.25%, 06/09/2023 (a)	897,750	904,066
Orion Engineered Carbons
4.00%, 07/25/2021 (a)	425,000	426,927
		1,330,993
Consumer Products – 0.32%
NBTY, Inc. 5.00%, 05/05/2023 (a)(c)	748,125	752,662

Environmental – 1.06%
Advanced Disposal Services, Inc.
3.75%, 10/09/2019 (a)	900,000	902,110
Waste Industries USA, Inc.
3.50%, 02/27/2020 (a)	492,500	495,347
Wheelabrator Technologies – Term Loan
B (Second Lien) 5.00%, 12/17/2021 (a)	1,089,669	1,080,815
Wheelabrator Technologies – Term Loan C
5.00%, 12/17/2021 (a)	48,799	48,403
		2,526,675

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 15.58% – Continued

Finance – Insurance – 0.40%
HUB International Ltd.
4.00%, 10/02/2020 (a)	$492,443	$493,327
National Financial Partners Corp.
4.50%, 07/01/2020 (a)	442,110	443,722
		937,049
Finance – Services – 0.42%
AlixPartners LLP 4.50%, 07/28/2022 (a)	792,000	794,475
Virtu Financial 5.25%, 11/8/2019 (a)	192,199	193,701
		988,176
Food & Drug Retailers – 0.24%
BJ’s Wholesale Club, Inc.
4.50%, 09/26/2019 (a)	576,734	578,897

Gaming – 0.93%
Amaya B.V. 5.00%, 08/01/2021 (a)	836,797	837,843
Aristocrat International Pty Ltd.
3.50%, 10/20/2021 (a)	461,538	463,888
Station Casinos, LLC
3.75%, 06/08/2023 (a)	897,750	905,044
		2,206,775
General Industrial Manufacturing – 0.41%
Gardner Denver, Inc. 4.25%, 07/30/2020 (a)	194,000	188,315
Sensus USA, Inc. 6.50%, 04/05/2023 (a)	498,750	501,244
WTG Holdings III Corp.
4.75%, 01/15/2021 (a)	291,750	292,479
		982,038
Healthcare – 2.13%
Acadia Healthcare 3.75%, 02/11/2022 (a)	795,949	800,263
Air Medical Group Holdings, Inc.
4.25%, 04/28/2022 (a)	746,222	740,860
MPH Acquisition Holdings, LLC
5.00%, 06/07/2023 (a)	1,339,481	1,358,107
Patheon, Inc. 4.25%, 03/11/2021 (a)(d)	250,000	250,051

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 15.58% – Continued

Healthcare – 2.13% – Continued
Pharmaceutical Product Development, LLC
4.25%, 08/18/2022 (a)	$994,962	$999,763
Team Health, Inc. 3.838%, 11/23/2022 (a)	895,500	901,661
		5,050,705
Leisure & Entertainment – 0.36%
Formula One Group
4.75%, 07/30/2021 (a)(d)	850,000	852,537

Media – Broadcast – 0.54%
Cumulus Media Holdings, Inc.
4.25%, 12/23/2020 (a)	400,000	279,500
Univision Communications, Inc.
4.00%, 03/01/2020 (a)	992,057	995,082
		1,274,582
Media – Cable – 0.42%
WideOpenWest Finance, LLC
4.50%, 08/19/2023 (a)	1,000,000	997,240

Media Diversified & Services – 0.61%
IMG Worldwide, Inc. 5.25%, 05/06/2021 (a)	1,433,045	1,441,464

Non-Food & Drug Retailers – 0.25%
PetSmart, Inc. 4.25%, 03/10/2022 (a)	596,977	598,870

Packaging – 0.58%
Husky Injection Moldings Systems Ltd.
4.25%, 06/30/2021 (a)	639,336	639,291
Mauser Group 4.50%, 07/31/2021 (a)	343,000	343,482
Signode Industrial Group Lux S.A.
3.75%, 05/01/2021 (a)	403,141	403,017
		1,385,790
Printing & Publishing – 0.17%
McGraw Hill Global Education Holdings, LLC
5.00%, 05/04/2022 (a)	399,000	402,192

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 15.58% – Continued

Steel Producers & Products – 0.21%
Zekelman Industries, Inc.
6.00%, 06/14/2021 (a)	$498,750	$504,675

Support – Services – 2.03%
Advantage Sales & Marketing, Inc.
4.25%, 07/25/2021 (a)	740,592	732,801
Asurion, LLC
5.00%, 05/24/2019 (a)	197,820	198,768
5.00%, 08/04/2022 (a)	558,883	562,516
Camelot Finance LP
4.75%, 09/16/2023 (a)(d)	970,000	972,667
Coinmach Service Corp.
4.253%, 11/08/2019 (a)	589,500	587,805
Garda World Security Corp.
4.75%, 11/08/2020 (a)	211,910	210,586
4.75%, 11/08/2020 (a)	36,811	36,581
Moneygram International, LLC
4.25%, 03/28/2020 (a)	542,688	527,764
TransUnion, LLC 3.838%, 04/09/2021 (a)	994,906	999,537
		4,829,025
Technology – 0.64%
Avago Technologies Cayman Finance Ltd.
3.524%, 02/01/2023 (a)	674,719	683,480
Zebra Technologies Corp.
4.089%, 10/27/2021 (a)	828,645	839,989
		1,523,469
Telecommunications – Wireline/Wireless – 1.08%
Communications Sales & Leasing, Inc.
5.00%, 10/24/2022 (a)	493,750	496,960
Equinix, Inc. 4.00%, 01/09/2023 (a)	895,500	904,455
Lightower Fiber Networks
4.00%, 04/13/2020 (a)	145,125	145,624
SFR Group S.A. 5.002%, 01/15/2024 (a)	997,500	1,009,470
		2,556,509

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
BANK LOANS – 15.58% – Continued

Transportation Excluding Air & Rail – 0.59%
XPO Logistics, Inc.
4.25%, 10/30/2021 (a)	$1,396,500	$1,406,688
TOTAL BANK LOANS
(Cost $36,737,200)		37,013,005

CORPORATE BONDS – 76.39%

Aerospace & Defense – 1.22%
Bombardier, Inc.
7.50%, 03/15/2018 (b)(c)	450,000	477,000
5.50%, 09/15/2018 (b)(c)	500,000	510,000
Kratos Defense & Security Solutions, Inc.
7.00%, 05/15/2019 (d)	108,000	100,980
Orbital ATK, Inc. 5.25%, 10/01/2021	725,000	755,813
TransDigm, Inc. 7.50%, 07/15/2021	1,000,000	1,060,625
		2,904,418
Automotive – 2.40%
American Axle & Manufacturing, Inc.
7.75%, 11/15/2019	600,000	682,500
General Motors Financial Company, Inc.
4.75%, 08/15/2017	1,250,000	1,284,080
Goodyear Tire & Rubber Co/The
7.00%, 05/15/2022	1,200,000	1,275,000
IHO Verwaltungs GmbH
4.125%, 09/15/2021 (c)	375,000	379,688
Schaeffler Holding Finance B.V.
6.875%, 08/15/2018 (b)(c)	196,970	200,929
6.25%, 11/15/2019 (b)(c)	1,100,000	1,142,625
Sonic Automotive, Inc.
7.00%, 07/15/2022	700,000	742,000
		5,706,822
Beverage & Food – 1.22%
B&G Foods, Inc. 4.625%, 06/01/2021	600,000	621,000
Constellation Brands, Inc.
7.25%, 05/15/2017	700,000	724,500

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 76.39% – Continued

Beverage & Food – 1.22% – Continued
Dean Foods Co. 6.90%, 10/15/2017	$100,000	$105,000
Post Holdings, Inc.
6.75%, 12/01/2021 (c)	600,000	644,250
6.00%, 12/15/2022 (c)	750,000	795,000
		2,889,750
Building & Construction – 2.17%
Lennar Corp.
4.75%, 12/15/2017	1,100,000	1,133,000
4.125%, 12/01/2018	950,000	980,875
Standard Pacific Corp.
8.375%, 05/15/2018	950,000	1,045,000
Toll Brothers Finance Corp.
4.00%, 12/31/2018	750,000	779,063
TRI Pointe Group Inc / TRI Pointe
Homes, Inc. 4.375%, 06/15/2019	1,175,000	1,214,656
		5,152,594
Building Materials – 2.94%
American Builders & Contractors Supply
Co, Inc. 5.625%, 04/15/2021 (c)	1,250,000	1,300,000
HD Supply, Inc. 7.50%, 07/15/2020	2,300,000	2,391,655
Standard Industries, Inc.
5.125%, 02/15/2021 (c)	600,000	633,000
USG Corp.
6.30%, 11/15/2016	400,000	401,914
9.50%, 01/15/2018 (a)(e)	150,000	163,650
7.875%, 03/30/2020 (c)	500,000	521,875
5.875%, 11/01/2021 (c)	1,500,000	1,571,250
		6,983,344
Consumer Products – 0.60%
ACCO Brands Corp. 6.75%, 04/30/2020	325,000	344,500
NBTY, Inc. 7.625%, 05/15/2021 (c)	525,000	538,030
Spectrum Brands, Inc.
6.625%, 11/15/2022	500,000	542,500
		1,425,030

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 76.39% – Continued

Environmental – 2.63%
Advanced Disposal Services, Inc.
8.25%, 10/01/2020	$1,553,000	$1,632,591
Casella Waste Systems, Inc.
7.75%, 02/15/2019 (d)	628,000	640,952
Clean Harbors, Inc. 5.25%, 08/01/2020	1,620,000	1,665,360
Covanta Holding Corp.
7.25%, 12/01/2020	1,425,000	1,471,669
GFL Environmental, Inc.
9.875%, 02/01/2021 (b)(c)	750,000	825,000
		6,235,572
Finance – Banking – 3.40%
Ally Financial, Inc.
5.50%, 02/15/2017	50,000	50,671
6.25%, 12/01/2017	1,175,000	1,223,469
4.75%, 09/10/2018	1,325,000	1,374,687
3.50%, 01/27/2019	500,000	505,625
4.125%, 03/30/2020	950,000	969,000
4.25%, 04/15/2021	350,000	357,437
CIT Group, Inc.
5.00%, 05/15/2017	700,000	714,000
5.25%, 03/15/2018	950,000	992,750
6.625%, 04/01/2018 (c)	732,000	778,665
5.50%, 02/15/2019 (c)	750,000	795,938
Lincoln Finance, Ltd.
7.375%, 04/15/2021 (b)(c)	300,000	324,750
		8,086,992
Finance – Services – 3.24%
AerCap Aviation Solutions B.V.
6.375%, 05/30/2017 (b)	950,000	976,818
AerCap Ireland Capital Ltd./AerCap Global
Aviation Trust 4.25%, 07/01/2020 (b)	1,125,000	1,170,000
Aircastle Ltd.
6.75%, 04/15/2017 (b)	950,000	970,262
4.625%, 12/15/2018 (b)	800,000	836,000

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 76.39% – Continued

Finance – Services – 3.24% – Continued
International Lease Finance Corp.
8.75%, 03/15/2017 (a)	$100,000	$102,989
8.875%, 09/01/2017	800,000	849,000
7.125%, 09/01/2018 (c)	225,000	246,093
6.25%, 05/15/2019	675,000	733,219
Navient Corp.
6.00%, 01/25/2017	250,000	252,694
5.50%, 01/15/2019	600,000	610,500
Springleaf Finance Corp.
6.90%, 12/15/2017	900,000	948,375
		7,695,950
Food & Drug Retailers – 0.58%
Rite Aid Corp. 6.75%, 06/15/2021	1,300,000	1,373,368

Gaming – 1.44%
Churchill Downs, Inc.
5.375%, 12/15/2021	1,000,000	1,045,000
GLP Capital LP / GLP Financing II, Inc.
4.375%, 04/15/2021	350,000	369,250
GLP Capital LP/GLP Financing II, Inc.
4.375%, 11/01/2018	1,400,000	1,466,500
Isle of Capri Casinos, Inc.
8.875%, 06/15/2020	500,000	528,750
		3,409,500
General Industrial Manufacturing – 1.95%
Anixter, Inc. 5.625%, 05/01/2019	1,700,000	1,812,625
Case New Holland Industrial, Inc.
7.875%, 12/01/2017	1,300,000	1,387,750
CNH Industrial America, LLC
6.25%, 11/01/2016	675,000	677,151
CNH Industrial Capital LLC
3.875%, 07/16/2018	750,000	765,000
		4,642,526

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 76.39% – Continued

Healthcare – 8.89%
Alere, Inc. 7.25%, 07/01/2018	$355,000	$363,209
Capsugel S.A. 7.00%, 05/15/2019 (b)(c)	464,000	465,451
Centene Corp. 5.625%, 02/15/2021	1,150,000	1,221,875
CHS/Community Health Systems, Inc.
5.125%, 08/15/2018	511,000	516,161
DaVita HealthCare Partners, Inc.
5.75%, 08/15/2022	1,050,000	1,103,813
Endo Finance LLC / Endo Finco, Inc.
7.25%, 01/15/2022 (c)(e)	1,100,000	1,061,500
Fresenius Medical Care US Finance, Inc.
6.875%, 07/15/2017	950,000	990,375
HCA, Inc.
3.75%, 03/15/2019	1,000,000	1,036,250
4.25%, 10/15/2019	1,550,000	1,619,750
6.50%, 02/15/2020	1,000,000	1,110,000
IMS Health, Inc. 6.00%, 11/01/2020 (c)	1,850,000	1,878,906
LifePoint Health, Inc. 5.50%, 12/01/2021	350,000	365,750
Mallinckrodt International Finance S.A.
3.50%, 04/15/2018 (b)	1,025,000	1,028,844
4.875%, 04/15/2020 (b)(c)	450,000	461,250
MPT Operating Partnership LP / MPT
Finance Corp. 6.375%, 02/15/2022	1,350,000	1,412,438
Mylan NV 3.00%, 12/15/2018 (b)(c)	550,000	562,424
Sabra Health Care LP/Sabra Capital Corp.
5.50%, 02/01/2021	300,000	314,625
Service Corp. International
7.625%, 10/01/2018	175,000	195,781
Tenet Healthcare Corp.
6.25%, 11/01/2018	600,000	643,500
5.00%, 03/01/2019	250,000	245,625
4.35%, 06/15/2020 (a)	600,000	606,060
6.00%, 10/01/2020	450,000	477,000
Universal Health Services, Inc.
4.75%, 08/01/2022 (c)	1,000,000	1,035,000
VPI Escrow Corp. 6.375%, 10/15/2020 (c)	350,000	329,875
VPII Escrow Corp.
6.75%, 08/15/2018 (b)(c)	1,650,000	1,666,500

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 76.39% – Continued

Healthcare – 8.89% – Continued
VRX Escrow Corp.
5.375%, 03/15/2020 (b)(c)	$425,000	$395,250
		21,107,212
Hotels – 0.46%
Hilton Worldwide Finance, LLC/
Hilton Worldwide Finance Corp.
5.625%, 10/15/2021	1,050,000	1,081,577

Leisure & Entertainment – 0.72%
Cedar Fair LP/Canada’s Wonderland Co./
Magnum Management Corp.
5.25%, 03/15/2021	500,000	518,070
Live Nation Entertainment, Inc.
7.00%, 09/01/2020 (c)	1,150,000	1,193,333
		1,711,403
Media – Broadcast – 4.18%
Entercom Radio, LLC 10.50%, 12/01/2019	350,000	364,875
TEGNA, Inc.
7.125%, 09/01/2018	83,000	83,208
5.125%, 10/15/2019	1,650,000	1,695,375
LIN Television Corp. 6.375%, 01/15/2021	1,000,000	1,038,750
Nexstar Broadcasting, Inc.
6.875%, 11/15/2020	725,000	754,906
6.125%, 02/15/2022 (c)	550,000	570,625
Sinclair Television Group, Inc.
5.375%, 04/01/2021	1,050,000	1,090,688
6.125%, 10/01/2022	50,000	53,000
Sirius XM Radio, Inc.
5.875%, 10/01/2020 (c)	1,450,000	1,492,601
5.75%, 08/01/2021 (c)	950,000	994,911
TEGNA, Inc. 5.125%, 07/15/2020	600,000	620,250
Univision Communications, Inc.
6.75%, 09/15/2022 (c)	1,100,000	1,171,500
		9,930,689

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 76.39% – Continued

Media – Cable – 5.87%
Cablevision Systems Corp.
8.625%, 09/15/2017	$1,100,000	$1,153,625
7.75%, 04/15/2018	1,150,000	1,219,000
CCO Holdings LLC / CCO Holdings
Capital Corp. 6.625%, 01/31/2022	1,000,000	1,050,000
Cequel Communications Holdings I LLC/
Cequel Capital Corp.
6.375%, 09/15/2020 (c)	2,200,000	2,274,250
CSC Holdings, LLC 7.625%, 07/15/2018	800,000	864,000
DISH DBS Corp.
4.625%, 07/15/2017	900,000	918,000
4.25%, 04/01/2018	950,000	978,500
5.125%, 05/01/2020	425,000	442,000
Lynx I Corp. 5.375%, 04/15/2021 (b)(c)	1,980,000	2,071,575
Mediacom Broadband, LLC/Mediacom
Broadband Corp. 5.50%, 04/15/2021	1,000,000	1,038,750
STARZ, LLC/STARZ Financial Corp.
5.00%, 09/15/2019	1,250,000	1,268,456
UPCB Finance VI Ltd
6.875%, 01/15/2022 (b)(c)	640,000	672,000
		13,950,156
Media Diversified & Services – 3.47%
Activision Blizzard, Inc.
5.625%, 09/15/2021 (c)	1,300,000	1,356,434
Ancestry.com, Inc. 11.00%, 12/15/2020	1,000,000	1,072,500
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/2020	500,000	498,125
Lamar Media Corp. 5.875%, 02/01/2022	900,000	941,625
Match Group, Inc. 6.75%, 12/15/2022	1,850,000	1,974,875
Nielsen Finance, LLC/Nielsen Finance Co.
4.50%, 10/01/2020 (b)	600,000	614,250
5.50%, 10/01/2021 (b)(c)	1,700,000	1,778,625
		8,236,434
Metals & Mining Excluding Steel – 0.09%
Novelis, Inc. 8.375%, 12/15/2017 (b)	200,000	202,125

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 76.39% – Continued

Non-Food & Drug Retailers – 1.32%
Dollar Tree, Inc. 5.25%, 03/01/2020	$800,000	$834,000
Dufry Finance SCA
5.50%, 10/15/2020 (b)(c)	1,000,000	1,027,548
Michaels Stores, Inc.
5.875%, 12/15/2020 (c)	1,075,000	1,116,656
QVC, Inc. 3.125%, 04/01/2019	160,000	164,151
		3,142,355
PACKAGING – 2.91%
Ardagh Packaging Finance PLC/
Ardagh Holdings USA, Inc.
3.85%, 12/15/2019 (a)(b)(c)	1,350,000	1,372,005
4.067%, 05/15/2021 (a)(b)(c)	500,000	508,750
Ball Corp. 4.375%, 12/15/2020	350,000	375,375
Beverage Packaging Holdings
Luxembourg II S.A./Beverage
Packaging Holdings II Issuer, Inc.
5.625%, 12/15/2016 (b)(c)	150,000	149,640
Greif, Inc. 6.75%, 02/01/2017	750,000	760,312
Reynolds Group Holdings, Inc.
6.875%, 02/15/2021	1,300,000	1,348,753
Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu
5.75%, 10/15/2020	1,150,000	1,187,375
4.127%, 07/15/2021 (a)(c)	650,000	661,375
Signode Industrial Group Lux S.A.
6.375%, 05/01/2022 (c)	550,000	559,625
		6,923,210
Real Estate Development & Management – 0.57%
Realogy Group, LLC 4.50%, 04/15/2019 (c)	1,300,000	1,358,500

Real Estate Investment Trusts – 0.86%
VEREIT Operating Partnership LP
3.00%, 02/06/2019	1,000,000	1,016,120
4.125%, 06/01/2021	1,000,000	1,037,500
		2,053,620

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 76.39% – Continued

Restaurants – 0.53%
1011778 B.C. Unlimited Liability Co./
New Red Finance, Inc.
6.00%, 04/01/2022 (b)(c)	$1,200,000	$1,260,000

Support – Services – 5.97%
AECOM 5.750%, 10/15/2022	800,000	844,248
Alliance Data Systems Corp.
5.25%, 12/01/2017 (c)	1,593,000	1,630,834
6.375%, 04/01/2020 (c)	800,000	818,000
Aramark Services, Inc. 5.75%, 03/15/2020	411,000	422,559
Ashtead Capital, Inc. 6.50%, 07/15/2022 (c)	950,000	1,003,438
Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. 3.592%, 12/01/2017 (a)	500,000	501,199
Carlson Wagonlit B.V.
6.875%, 06/15/2019 (b)(c)	525,000	544,297
Hertz Corp.
6.75%, 04/15/2019	1,950,000	1,995,318
5.875%, 10/15/2020	1,600,000	1,654,000
Iron Mountain, Inc.
6.00%, 10/01/2020 (c)	1,600,000	1,692,000
4.375%, 06/01/2021 (c)	900,000	934,594
United Rentals North America, Inc.
7.625%, 04/15/2022	550,000	588,500
West Corp. 4.75%, 07/15/2021 (c)	1,500,000	1,548,750
		14,177,737
Technology – 3.50%
CDW LLC / CDW Finance Corp.
6.00%, 08/15/2022	1,050,000	1,122,187
CommScope, Inc. 4.375%, 06/15/2020 (c)	225,000	232,312
Dell, Inc. 5.65%, 04/15/2018	500,000	523,750
Diamond 1 Finance Corp /
Diamond 2 Finance Corp.
4.42%, 06/15/2021 (c)	500,000	523,104
5.875%, 06/15/2021 (c)	500,000	531,450
First Data Corp. 6.75%, 11/01/2020 (c)	1,900,000	1,966,863
NCR Corp. 4.625%, 02/15/2021	950,000	963,063

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 76.39% – Continued

Technology – 3.50% – Continued
Nuance Communications, Inc.
5.375%, 08/15/2020 (c)	$600,000	$616,500
NXP B.V./NXP Funding, LLC
7.875%, 05/15/2021 (b)(c)	728,000	750,750
4.125%, 06/01/2021 (b)(c)	1,000,000	1,073,750
		8,303,729
Telecommunications – Satellites – 2.70%
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	1,723,000	1,890,993
7.625%, 06/15/2021	1,050,000	1,123,500
Telesat Canada/Telesat, LLC
6.00%, 05/15/2017 (b)(c)	1,400,000	1,403,500
ViaSat, Inc. 6.875%, 06/15/2020	1,925,000	1,995,984
		6,413,977
Telecommunications – Wireline/Wireless – 6.24%
CenturyLink, Inc. 6.00%, 04/01/2017	325,000	332,719
CyrusOne LP/CyrusOne Finance Corp.
6.375%, 11/15/2022	700,000	744,843
DuPont Fabros Technology LP
5.875%, 09/15/2021	850,000	889,844
Frontier Communications Corp.
8.25%, 04/15/2017	525,000	547,706
Level 3 Financing, Inc.
4.762%, 01/15/2018 (a)	150,000	150,656
6.125%, 01/15/2021	2,100,000	2,181,375
SBA Communications Corp.
5.625%, 10/01/2019	1,759,000	1,808,481
SFR Group S.A. 6.00%, 05/15/2022	650,000	665,437
Sprint Communications, Inc.
8.375%, 08/15/2017	800,000	834,000
9.00%, 11/15/2018 (c)	700,000	775,250
6.90%, 05/01/2019	550,000	569,938
T-Mobile USA, Inc.
6.464%, 04/28/2019	1,175,000	1,198,500
6.542%, 04/28/2020	350,000	362,250
6.633%, 04/28/2021	1,335,000	1,410,094
6.125%, 01/15/2022	575,000	613,094

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 76.39% – Continued

Telecommunications – Wireline/Wireless – 6.24% – Continued
Wind Acquisition Finance S.A.
6.50%, 04/30/2020 (b)(c)	$1,050,000	$1,102,500
7.375%, 04/23/2021 (b)(c)	600,000	628,500
		14,815,187
Utilities – Electric – 2.32%
AES Corp. 3.842%, 06/01/2019 (a)	1,661,000	1,669,305
Calpine Corp. 6.00%, 01/15/2022 (c)	1,300,000	1,362,562
Dynegy, Inc. 6.75%, 11/01/2019	550,000	566,500
NRG Energy, Inc.
7.625%, 01/15/2018	500,000	535,000
7.875%, 05/15/2021	850,000	892,500
Talen Energy Supply, LLC
4.625%, 07/15/2019 (e)(c)	500,000	472,500
		5,498,367
Utilities – Gas – 2.00%
AmeriGas Finance, LLC/AmeriGas
Finance Corp. 7.00%, 05/20/2022	1,050,000	1,115,625
NGL Energy Partners LP/NGL Energy
Finance Corp. 5.125%, 07/15/2019 (d)	50,000	47,250
Suburban Propane Partners LP/
Suburban Energy Finance Corp.
7.375%, 08/01/2021	600,000	624,375
Sunoco LP / Sunoco Finance Corp.
5.50%, 08/01/2020 (c)	1,000,000	1,017,500
6.25%, 04/15/2021 (c)	350,000	361,375
Tesoro Logistics LP/Tesoro
Logistics Finance Corp.
5.50%, 10/15/2019	450,000	481,500
5.875%, 10/01/2020	291,000	300,093
6.125%, 10/15/2021	775,000	810,844
		4,758,562
TOTAL CORPORATE BONDS
(Cost $179,529,910)		181,430,706

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2016

	Principal	Fair
	Amount	Value
SHORT-TERM INVESTMENTS – 5.92%

Money Market Fund – 5.92%
Fidelity Government Portfolio –
Institutional Class, 0.27% (a)(f)	14,054,065	$14,054,065
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,054,065)		14,054,065
Total Investments (Cost $230,321,175) – 97.89%		232,497,776
Other Assets in Excess of Liabilities – 2.11%		5,022,343
TOTAL NET ASSETS – 100.00%		$237,520,119

Percentages are stated as a percent of net assets.
(a)	Variable rate securities, the coupon rate shown is the effective interest rate as of September 30, 2016.
(b)	U.S. traded security of a foreign issuer.
(c)
Rule 144a Security which is restricted as to resale to institutional investors.  The Fund Advisor has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.  As of September 30, 2016 the value of these investments as $62,785,971 or 26.43% of net assets.

(d)	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of September 30, 2016 the value of these investments was $3,865,187 or 1.63% of net assets.
(e)	Represents a step bond. The rate shown represents the rate as of September 30, 2016.
(f)	Rate shown is the 7-day yield as of September 30, 2016.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SHENKMAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2016

	Shenkman	Shenkman
	Floating	Short
	Rate High	Duration High
	Income Fund	Income Fund
ASSETS:
Investments, at value (cost $281,125,737
and $230,321,175)	$278,923,456	$232,497,776
Cash	4,722,996	792,301
Securities sold	5,508,635	—
Interest	1,011,046	3,165,542
Fund shares sold	—	7,523,529
Prepaid expenses and other assets	4,259	32,748
Total Assets	290,170,392	244,011,896
LIABILITIES:
Securities purchased	24,624,338	5,880,293
Fund shares redeemed	—	269,710
Distribution fees	—	30,744
Shareholder servicing fees	—	7,090
Advisory fees	68,521	66,589
Administration and accounting expenses	58,411	54,827
Audit	21,300	25,800
Printing and mailing	7,902	7,239
Transfer agent fees and expenses	4,063	14,396
Custody fees	1,533	5,909
Compliance fees	1,500	1,500
Distributions	1,619	123,138
Other accrued expenses and other liabilities	2,380	4,542
Total Liabilities	24,791,567	6,491,777
NET ASSETS	$265,378,825	$237,520,119
NET ASSETS CONSIST OF:
Capital stock	$273,352,189	$238,119,418
Accumulated net investment income	264,391	28,307
Accumulated net realized loss on investments	(6,035,474)	(2,804,207)
Unrealized net appreciation/(depreciation)
on investments	(2,202,281)	2,176,601
Total Net Assets	$265,378,825	$237,520,119

The accompanying notes are an integral part of these financial statements.

SHENKMAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES – Continued
September 30, 2016

	Shenkman	Shenkman
	Floating	Short
	Rate High	Duration High
	Income Fund	Income Fund
NET ASSETS
Class A:
Net assets applicable to outstanding
Class A shares	$—	$8,730,267
Shares issued and outstanding	—	875,148
Net asset value, redemption price per share	$—	$9.98
Maximum offering price per share
(net asset value divided by 97.00%)	$—	$10.29
Class C:
Net assets applicable to outstanding
Class C shares	$—	$10,913,385
Shares issued and outstanding	—	1,097,486
Net asset value, offering price
and redemption price per share	$—	$9.94
Class F:
Net assets applicable to outstanding
Class F shares	$—	$69,045,225
Shares issued and outstanding	—	6,939,233
Net asset value, offering price
and redemption price per share	$—	$9.95
Institutional Class:
Net assets applicable to outstanding
Institutional Class shares	$265,378,825	$148,831,242
Shares issued and outstanding	27,390,765	14,947,005
Net asset value, offering price
and redemption price per share	$9.69	$9.96

The accompanying notes are an integral part of these financial statements.

SHENKMAN FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2016

	Shenkman	Shenkman
	Floating	Short
	Rate High	Duration High
	Income Fund	Income Fund
INVESTMENT INCOME:
Interest income	$13,006,168	$5,996,229
Consent and term loan fee income	75,494	43,639
Total investment income	13,081,662	6,039,868
EXPENSES:
Investment advisory fees (Note 4)	1,331,281	846,534
Administration and accounting fees (Note 4)	345,612	271,074
Distribution fees – Class A (Note 5)	—	16,516
Distribution fees – Class C (Note 5)	—	83,044
Service fees – Class A (Note 6)	—	6,606
Service fees – Class C (Note 6)	—	8,304
Service fees – Class F (Note 6)	—	48,929
Federal and state registration fees	87,502	65,230
Transfer agent fees and expenses (Note 4)	31,392	81,637
Audit fees	21,252	25,728
Trustees’ fees and expenses	10,890	11,305
Chief Compliance Officer fees and expenses (Note 4)	9,030	9,010
Legal fees	8,209	7,133
Insurance expense	7,334	3,408
Custody fees (Note 4)	7,031	15,122
Other expenses	27,030	20,988
Total expenses before
reimbursement from Advisor	1,886,563	1,520,568
Expense reimbursement from Advisor (Note 4)	(448,779)	(368,819)
Net expenses	1,437,784	1,151,749
NET INVESTMENT INCOME	11,643,878	4,888,119
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(5,978,402)	(2,236,158)
Change in unrealized appreciation
on investments	5,798,592	4,255,786
Net realized and unrealized
gain/(loss) on investments	(179,810)	2,019,628
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$11,464,068	$6,907,747

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

		October 15,
		2014(1)
	Year Ended	through
	September 30,	September 30,
	2016	2015
OPERATIONS:
Net investment income	$11,643,878	$11,116,092
Net realized loss on investments	(5,978,402)	(57,072)
Change in unrealized appreciation/(depreciation)
on securities	5,798,592	(8,000,873)
Net increase in net assets
resulting from operations	11,464,068	3,058,147
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Institutional Class	(11,427,094)	(10,798,330)
Total distributions	(11,427,094)	(10,798,330)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Institutional Class	10,650,218	24,397,239
Proceeds from transfer-in-kind	—	260,232,895
Proceeds from shares issued to
holders in reinvestment of dividends:
Institutional Class	11,396,002	10,696,154
Cost of shares redeemed:
Institutional Class	(39,295,337)	(4,995,137)
Redemption fees retained:
Institutional Class	—	—
Net increase/(decrease) in net assets
derived from capital share transactions	(17,249,117)	290,331,151
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(17,212,143)	282,590,968
NET ASSETS:
Beginning of period	282,590,968	—
End of period	$265,378,825	$282,590,968
Accumulated net investment
income, end of period	$264,391	$47,607
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Institutional Class	1,110,354	28,643,440
Shares issued to holders as reinvestment of dividends:
Institutional Class	1,199,019	1,076,838
Shares redeemed:
Institutional Class	(4,130,373)	(508,513)
Net increase/(decrease) in shares outstanding	(1,821,000)	29,211,765

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
OPERATIONS:
Net investment income	$4,888,119	$2,945,271
Net realized loss on investments	(2,236,158)	(548,495)
Change in unrealized appreciation/(depreciation)
on securities	4,255,786	(1,635,401)
Net increase in net assets
resulting from operations	6,907,747	761,375
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(190,547)	(49,938)
Class C	(180,123)	(79,709)
Class F	(1,543,872)	(673,691)
Institutional Class	(2,955,068)	(2,153,614)
Net realized gain:
Class A	—	(988)
Class C	—	(5,520)
Class F	—	(27,699)
Institutional Class	—	(114,885)
Total distributions	(4,869,610)	(3,106,044)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	5,611,070	4,815,515
Class C	5,351,045	4,395,911
Class F	60,992,303	38,151,263
Institutional Class	128,109,876	47,113,852
Proceeds from shares issued to
holders in reinvestment of dividends:
Class A	118,973	42,327
Class C	98,319	75,794
Class F	971,237	624,936
Institutional Class	2,665,908	1,951,437
Cost of shares redeemed:
Class A	(1,930,074)	(566,984)
Class C	(758,708)	(291,453)
Class F	(29,555,394)	(10,362,297)
Institutional Class	(47,686,820)	(34,070,496)

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
CAPITAL SHARE TRANSACTIONS – Continued:
Redemption fees retained:
Class A	$494	$190
Class C	1	—
Class F	104	—
Institutional Class	150	101
Net increase in net assets derived from
capital share transactions	123,988,484	51,880,096
TOTAL INCREASE IN NET ASSETS	126,026,621	49,535,427
NET ASSETS:
Beginning of year	111,493,498	61,958,071
End of year	$237,520,119	$111,493,498
Accumulated net investment
income, end of year	$28,307	$9,798
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class A	568,723	476,611
Class C	542,833	436,097
Class F	6,200,032	3,780,299
Institutional Class	12,979,423	4,678,272
Shares issued to holders as
reinvestment of dividends:
Class A	12,043	4,209
Class C	9,979	7,539
Class F	98,465	62,176
Institutional Class	269,922	193,767
Shares redeemed:
Class A	(195,557)	(56,074)
Class C	(77,117)	(28,892)
Class F	(2,993,990)	(1,030,218)
Institutional Class	(4,831,829)	(3,393,092)
Net increase in shares outstanding	12,582,927	5,130,694

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Institutional Class
		October 15,
		2014*
	Year Ended	through
	September 30,	September 30,
	2016	2015
PER SHARE DATA:
Net asset value, beginning of period	$9.67	$10.00

Income from investment operations:
Net investment income	0.42	0.41
Net realized and unrealized
gain/(loss) on securities	0.01	(0.34)
Total from investment operations	0.43	0.07

Less distributions:
Dividends from net investment income	(0.41)	(0.40)
Total distributions	(0.41)	(0.40)

Net asset value, end of period	$9.69	$9.67

TOTAL RETURN	4.63%	0.66	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$265,379	$282,591
Ratio of expenses to average net assets:
Before advisory fee waiver	0.71%	0.72	%‡
After advisory fee waiver	0.54%	0.54	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	4.20%	4.26	%‡
After advisory fee waiver	4.37%	4.44	%‡
Portfolio turnover rate	60%	70	%†

*	Commencement of operations.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class A
				October 31,
				2012*
				through
	Year Ended September 30,			September 30,
	2016	2015	2014	2013
PER SHARE DATA:
Net asset value,
beginning of period	$9.91	$10.10	$10.12	$10.00

Income from
investment operations:
Net investment income	0.29	0.27	0.30	0.25
Net realized and unrealized
gain/(loss) on securities	0.06	(0.14)	(0.01)	0.13
Total from
investment operations	0.35	0.13	0.29	0.38

Less distributions:
Dividends from
net investment income	(0.28)	(0.30)	(0.30)	(0.26)
Dividends from
net realized gains	—	(0.02)	(0.01)	—
Total distributions	(0.28)	(0.32)	(0.31)	(0.26)

Net asset value, end of period	$9.98	$9.91	$10.10	$10.12

TOTAL RETURN	3.61%	1.25%	2.92%	3.79	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (thousands)	$8,730	$4,853	$658	$72
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.24%	1.36%	1.73%	2.34	%‡
After advisory fee waiver	0.98%	1.00%	1.00%	1.00	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	2.69%	2.63%	1.84%	1.56	%‡
After advisory fee waiver	2.95%	2.99%	2.56%	2.90	%‡
Portfolio turnover rate	53%	57%	57%	78	%†

*	Commencement of operations.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class C
			January 28,
			2014*
	Year Ended		through
	September 30,		September 30,
	2016	2015	2014
PER SHARE DATA:
Net asset value,
beginning of period	$9.88	$10.08	$10.23

Income from
investment operations:
Net investment income	0.22	0.22	0.18
Net realized and unrealized
gain/(loss) on securities	0.05	(0.17)	(0.14)
Total from
investment operations	0.27	0.05	0.04

Less distributions:
Dividends from
net investment income	(0.21)	(0.23)	(0.19)
Dividends from
net realized gains	—	(0.02)	—
Total distributions	(0.21)	(0.25)	(0.19)

Net asset value, end of period	$9.94	$9.88	$10.08

TOTAL RETURN	2.77%	0.45%	0.38	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (thousands)	$10,913	$6,142	$2,086
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.99%	2.13%	2.49	%‡
After advisory fee waiver	1.73%	1.75%	1.75	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	1.95%	1.86%	1.24	%‡
After advisory fee waiver	2.21%	2.24%	1.98	%‡
Portfolio turnover rate	53%	57%	57	%†

*	Commencement of operations.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class F
				May 17, 2013*
				through
				September 30,
	Year Ended September 30,			2013
	2016	2015	2014	(Unaudited)
PER SHARE DATA:
Net asset value,
beginning of period	$9.88	$10.08	$10.11	$10.16

Income from
investment operations:
Net investment income	0.31	0.31	0.32	0.12
Net realized and unrealized
gain/(loss) on securities	0.06	(0.17)	—	(0.04)
Total from
investment operations	0.37	0.14	0.32	0.08

Less distributions:
Dividends from
net investment income	(0.30)	(0.32)	(0.34)	(0.13)
Dividends from
net realized gains	—	(0.02)	(0.01)	—
Total distributions	(0.30)	(0.34)	(0.35)	(0.13)

Net asset value, end of period	$9.95	$9.88	$10.08	$10.11

TOTAL RETURN	3.88%	1.41%	3.22%	0.77	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (thousands)	$69,045	$35,917	$8,287	$10
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.98%	1.12%	1.55%	2.06	%‡
After advisory fee waiver	0.73%	0.75%	0.75%	0.75	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	2.95%	2.87%	2.64%	1.83	%‡
After advisory fee waiver	3.20%	3.24%	3.44%	3.14	%‡
Portfolio turnover rate	53%	57%	57%	78	%†

*	Commencement of operations.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Institutional Class
				October 31,
				2012*
				through
	Year Ended September 30,			September 30,
	2016	2015	2014	2013
PER SHARE DATA:
Net asset value,
beginning of period	$9.89	$10.08	$10.12	$10.00

Income from
investment operations:
Net investment income	0.31	0.33	0.32	0.29
Net realized and unrealized
gain/(loss) on securities	0.07	(0.17)	—	0.12
Total from
investment operations	0.38	0.16	0.32	0.41

Less distributions:
Dividends from
net investment income	(0.31)	(0.33)	(0.35)	(0.29)
Dividends from
Dividends net realized gains	—	(0.02)	(0.01)	—
Total distributions	(0.31)	(0.35)	(0.36)	(0.29)

Net asset value, end of period	$9.96	$9.89	$10.08	$10.12

TOTAL RETURN	3.97%	1.60%	3.21%	4.12	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (thousands)	$148,831	$64,581	$50,927	$28,547
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.88%	1.04%	1.60%	2.00	%‡
After advisory fee waiver	0.65%	0.65%	0.65%	0.65	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.04%	2.95%	2.30%	1.83	%‡
After advisory fee waiver	3.27%	3.34%	3.25%	3.18	%‡
Portfolio turnover rate	53%	57%	57%	78	%†

*	Commencement of operations.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

NOTE 1 – ORGANIZATION

The Shenkman Short Duration High Income Fund (the “Short Duration High Income Fund”) and the Shenkman Floating Rate High Income Fund (the “Floating Rate High Income Fund”)(each a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The Short Duration High Income Fund commenced operations on October 31, 2012. The Floating Rate High Income Fund commenced operations on October 15, 2014. The primary investment objective of the Funds is to seek a high level of current income.

Currently, the Short Duration High Income Fund offers the Class A, Class C, Class F, and Institutional Class shares.  Class F shares became available for purchase on May 17, 2013, while Class C shares became available for purchase on January 28, 2014.

The Floating Rate High Income Fund offers Institutional Class shares. Institutional Class shares became available for purchase on October 15, 2014. The initial purchase included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable, whereby the Fund issued 12,794,119 shares on October 15, 2014. The fair value and cost of securities, for tax purposes, received by the Fund was $127,869,966 and $129,652,584 respectively. In addition, the Fund received $1,871,223 of cash and interest receivable. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

Each class of shares differs principally in its respective distribution expenses and sales charges.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken in on returns for the Short Duration High Income Fund’s open tax years ended 2013-2015 and for the Floating Rate High Income Fund’s 2015 open tax year, or expected to be taken in each Fund’s 2016 tax returns.  Each Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Securities Transactions, Income, and Distributions – Securities transactions are accounted for on the trade date.  Securities sold are determined on a specific identification process.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Each Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to that Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a Fund’s respective net assets, or by other equitable means.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

Securities Purchased on a When-Issued Basis – The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Funds’ NAV. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  During the year ended September 30, 2016, the Short Duration High Income Fund retained $749 in redemption fees.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of September 30, 2016, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

Derivatives – The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the year ended September 30, 2016 the Funds did not hold any derivative instruments.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00pm EST).

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

mean between the bid and asked price.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees.  As of September 30, 2016, Shenkman Capital Management, Inc. (the “Advisor”) has determined that certain securities held by the Fund are considered illiquid.  See the Schedule of Investments for additional information.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2016:

Floating Rate High Income Fund

	Level 1	Level 2	Level 3	Total
Common Stock
Finance and
Insurance	$—	$—	$130,538	$130,538
Manufacturing	263,669	—	—	263,669
Utilities	—	—	945	945
Total
Common Stock	263,669	—	131,483	395,152
Fixed Income
Bank Loan
Obligations	—	230,145,366	1,117,744	231,263,110
Corporate Bonds	—	32,862,425	—	32,862,425
Total Fixed
Income	—	263,007,791	1,117,744	264,125,535
Short-Term
Investments	14,402,769	—	—	14,402,769
Total
Investments	$14,666,438	$263,007,791	$1,249,227	$278,923,456

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

Short Duration High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$37,013,005	$—	$37,013,005
Corporate Bonds	—	181,430,706	—	181,430,706
Total Fixed Income	—	218,443,711	—	218,443,711
Short-Term
Investments	14,054,065	—	—	14,054,065
Total Investments	$14,054,065	$218,443,711	$—	$232,497,776

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at September 30, 2016, the end of the reporting period.

The following is a reconciliation of the Floating Rate High Income Fund’s level 3 investments for which significant unobservable inputs were used in determining fair value.

Level 3 Reconciliation Disclosure

	Common	Bank
	Stocks	Loan	Total
Balance as of September 30, 2015	$—	$—	$—
Accrued discounts/premiums	—	1,609	1,609
Realized gain (loss)	—	—	—
Change in unrealized
appreciation (depreciation)	(1,316)	(284,150)	(285,466)
Received in exchange offer	132,799	1,377,936	1,510,735
Purchases	—	22,349	22,349
(Sales)	—	—	—
Transfer in and/or out of Level 3	—	—	—
Balance as of September 30, 2016	$131,483	$1,117,744	$1,249,227

The Level 3 investments as of September 30, 2016 represented 0.47% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Shenkman Capital Management, Inc. pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services,

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

Shenkman Capital Management, Inc. is entitled to a fee, computed daily and payable monthly based upon the average daily net assets of the Funds at the annual rates of:

Floating Rate High Income Fund	0.50%
Short Duration High Income Fund	0.55%

For the year ended September 30, 2016, the Floating Rate High Income Fund and the Short Duration High Income Fund incurred $1,331,281 and $846,534, respectively, in advisory fees. Advisory fees payable to the Advisor at September 30, 2016 for the Floating Rate High Income Fund and the Short Duration High Income Fund were $68,521 and $66,589, respectively.  The amounts shown on the Statements of Assets and Liabilities are net amounts due to the Advisor.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to the extent necessary to limit the Funds’ aggregate annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest, dividends in securities sold short, and extraordinary expenses) to the following amounts of the average daily net assets for each class of shares:

Floating Rate High Income Fund:
Institutional Class	0.54%

Short Duration High Income Fund:
Class A	1.00%
Class C	1.75%
Class F	0.75%
Institutional Class	0.65%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2016, the Advisor reduced its fees in the amount of $448,779 for the Floating Rate High Income Fund and in the amount of $368,819 for the Short Duration High Income Fund.  No amounts were reimbursed to the Advisor for either Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

	2017	2018	2019	Total
Floating Rate High
Income Fund	$—	$442,934	$448,779	$891,713
Short Duration High
Income Fund	350,708	345,681	368,819	1,065,208

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as each of the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Funds.  U.S. Bank N.A. an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the period ended March 31, 2016, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Administration & accounting	$345,612	$271,074
Custody	7,031	15,122
Transfer agency(a)	18,944	73,385
Chief Compliance Officer	9,030	9,010

(a) Does not include out-of-pocket expenses

At September 30, 2016, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Administration & accounting	$58,411	$54,827
Custody	1,533	5,909
Transfer agency(a)	2,682	11,996
Chief Compliance Officer	1,500	1,500

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as each of the Fund’s principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Short Duration High Income Fund adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% of the average net assets of the Fund’s Class C shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2016, the Short Duration High Income Fund incurred distribution expenses on their Class A and Class C shares of $16,516 and $83,044, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Short Duration High Income Fund entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Short Duration High Income Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Class A, Class C, and Class F shares. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Short Duration High Income Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended September 30, 2016, the Class A, Class C and Class F shares of the Short Duration High Income Fund incurred $6,606, $8,304 and $48,929, respectively, in shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2016, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were as follows:

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

	Purchases	Sales
Floating Rate High Income Fund	$153,754,517	$160,454,486
Short Duration High Income Fund	190,814,150	77,632,247

There were no purchases or sales of U.S. government obligations during the year ended September 30, 2016. During the year ended September 30, 2016, the Short Duration High Income Fund purchased five bonds from an affiliate of the Advisor in the amount of $2,594,528. The purchase transactions complied with Rule 17a-7 under the 1940 Act and the 17a-7 procedures adopted by the Trust.

NOTE 8 – LINE OF CREDIT

The Short Duration High Income Fund and the Floating Rate High Income Fund have a line of credit in the amount of $25,000,000 and $50,000,000, respectively.  They are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with its custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate.  During the year ended September 30, 2016 the Short Duration High Income Fund had a maximum amount borrowed of $898,000.  During the year ended September 30, 2016 the Short Duration High Income Fund had an outstanding average day balance of $2,637, a weighted average interest rate of 3.45%, and paid $87 in interest.  During the year ended September 30, 2016, the Floating Rate High Income Fund did not draw upon its line of credit.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Cost of investments(a)	$281,126,130	$230,321,287
Gross unrealized appreciation	3,849,744	2,525,668
Gross unrealized depreciation	(6,052,418)	(349,179)
Net unrealized appreciation	(2,202,674)	2,176,489
Undistributed ordinary income	264,391	28,140
Total distributable earnings	264,391	28,140
Other accumulated gains/(losses)	(6,035,081)	(2,803,928)
Total accumulated
earnings/(losses)	$(7,973,364)	$(599,299)

(a)
The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments and tax adjustments related to the transfer-in-kind.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

At September 30, 2016, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Floating Rate High
Income Fund	$454,998	$957,705	$1,412,703	No Expiration
Short Duration High
Income Fund	467,245	200,617	667,862	No Expiration

At September 30, 2016, the following funds deferred, on a tax basis, post-October losses of:

Capital Deferral
Floating Rate High Income Fund	$4,622,378
Short Duration High Income Fund	2,136,066

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

Floating Rate High Income Fund

	Year Ended	Period Ended
	September 30, 2016	September 30, 2015
Ordinary income	$11,427,094	$10,798,330
Total distributions Paid	$11,427,094	$10,798,330

Short Duration High Income Fund

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
Ordinary income	$4,869,610	$3,103,936
Long Term Capital Gains	—	2,108
Total distributions Paid	$4,869,610	$3,106,044

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2016.

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risk of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds.

Bank Loan Risk – A Fund’s investments in assignments of secured and unsecured bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to

SHENKMAN FUNDS
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

borrowers, a Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, such Fund’s share price could be adversely affected. A Fund may invest in loans that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loans of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which a Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Funds. A Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale (i.e., more than seven days after the sale). As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Credit Risk – A company may not be able to repay its debt. The Funds invest primarily in “high yield” securities and loans (i.e., rated below Baa3 or BBB- by one or more nationally recognized statistical rating organizations or are unrated but are of comparable credit quality to obligations rated below investment-grade). High yield securities and loans have greater credit risk than more highly rated debt obligations and have a greater possibility that an adverse change in the financial condition of the issuer or the economy may impair the ability of the issuer to make payments of principal and interest. Bankruptcy and similar laws applicable to issuers of the high yield securities and loans may also limit the amount of a Fund’s recovery if the issuer becomes insolvent. High yield securities and loans have historically experienced greater default rates than has been the case for investment-grade securities.

High Yield Risk – Bonds and loans rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds or loans”) typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds and loans. Lower-rated bonds and loans also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Interest Rate Risk – Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Investment Risk – The Funds invest primarily in debt obligations issued by non-investment grade companies that may have significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, a Fund’s investments. Prices of the investments held by the Funds may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of a Fund’s activities and the value of its investments.

Liquidity Risk – Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices. The Funds’ investments may at any time consist of significant amounts of securities that are thinly traded or for which no market exists. For example, the investments held by a Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Funds are required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Funds need to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on a Fund’s performance.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

Market Risk – The prices of some or all of the securities in which the Funds invest may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers. There can be no assurance that what is perceived as an investment opportunity will not, in fact, result in substantial losses. There is more risk that prices will go down for investors investing over short time horizons.

Rule 144A Securities Risk – Rule 144A securities are purchased in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) pursuant to Rule 144A of the Securities Act. Rule 144A securities may only be sold to qualified institutional buyers, such as the Funds. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Funds might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.

SHENKMAN FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Shenkman Floating Rate High Income Fund
Shenkman Short Duration High Income Fund

We have audited the accompanying statements of assets and liabilities of the Shenkman Floating Rate High Income Fund and Shenkman Short Duration High Income Fund (each a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2016, and with respect to the Shenkman Floating Rate High Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period October 15, 2014 (commencement of operations) through September 30, 2015, with respect to the Shenkman Short Duration High Income Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 31, 2012 (commencement of operations) through September 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Shenkman Floating Rate High Income Fund and Shenkman Short Duration High Income Fund, as of September 30, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2016

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 70)		term	Gamma Delta		Advisors
615 E. Michigan St.		since	Housing		Series Trust
Milwaukee, WI		March	Corporation		(for series not
53202		2014.	(collegiate		affiliated with
			housing		the Funds);
			management)		Independent
			(2012 to present);		Trustee from
			Trustee and Chair		1999 to 2012,
			(2000 to 2012),		New Covenant
			New Covenant		Mutual Funds
			Mutual Funds		(an open-end
			(1999-2012);		investment
			Director and		company with
			Board Member,		4 portfolios).
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

George J. Rebhan	Trustee	Indefinite	Retired;	2	Trustee,
(age 82)		term	formerly		Advisors
615 E. Michigan St.		since	President,		Series Trust
Milwaukee, WI		May	Hotchkis and		(for series not
53202		2002.	Wiley Funds		affiliated with
			(mutual funds)		the Funds);
			(1985 to 1993).		Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
George T. Wofford	Trustee	Indefinite	Retired;	2	Trustee,
(age 76)		term	formerly Senior		Advisors
615 E. Michigan St.		since	Vice President,		Series Trust
Milwaukee, WI		February	Federal Home		(for series not
53202		1997.	Loan Bank of		affiliated with
			San Francisco.		the Funds).

Raymond B. Woolson	Trustee	Indefinite	President,	2	Trustee,
(age 57)		term*;	Apogee Group,		Advisors
615 E. Michigan St.		since	Inc. (financial		Series Trust
Milwaukee, WI		January	consulting firm)		(for series not
53202		2016.	(1998 to present).		affiliated with
the Funds);
Independent
Trustee,
Doubleline
Funds Trust
(an open-end
investment
company with
13 portfolios),
Doubleline
Equity Funds,
Doubleline
Opportunistic
Credit Fund
and
Doubleline
Income
Solutions
Fund, from
2010 to
present.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 69)	Trustee	term	U.S. Bancorp		Advisors
615 E. Michigan St.		since	Fund Services,		Series Trust
Milwaukee, WI		September	LLC (May 1991		(for series
53202		2008.	to present).		not affiliated
with the
Funds).

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Officers

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 69)	and	term	Services, LLC (May 1991 to present).
615 E. Michigan St.	Chief	since
Milwaukee, WI	Executive	September
53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 49)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan St.	Principal	since	Services, LLC (March 1997 to present).
Milwaukee, WI	Executive	June
53202	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 55)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan St.	Principal	since	Services, LLC (October 1998 to present).
Milwaukee, WI	Financial	December
53202	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 45)	Treasurer	term	and Administration, U.S. Bancorp Fund
615 E. Michigan St.		since	Services, LLC (June 2005 to present).
Milwaukee, WI		September
53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 45)	Treasurer	term	and Administration, U.S. Bancorp Fund
615 E. Michigan St.		since	Services, LLC (June 2004 to present).
Milwaukee, WI		September
53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 59)	President,	term	Fund Services, LLC (February
615 E. Michigan St.	Chief	since	2008 to present).
Milwaukee, WI	Compliance	September
53202	Officer and	2009.
AML Officer

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Jeanine M.	Secretary	Indefinite	Senior Vice President and Counsel,
Bajczyk, Esq.		term	U.S. Bancorp Fund Services, LLC
(age 51)		since	(May 2006 to present).
615 E. Michigan St.		September
Milwaukee, WI		2015.
53202

Emily R.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp
Enslow, Esq.	Secretary	term	Fund Services, LLC (July 2013 to
(age 29)		since	present); Proxy Voting Coordinator and
615 E. Michigan St.		September	Class Action Administrator, Artisan
Milwaukee, WI		2015.	Partners Limited Partnership
53202			(September 2012 to July 2013);
Legal Internship, Artisan Partners
Limited Partnership (February 2012 to
September 2012); J.D. Graduate,
Marquette University Law School
(2009 to 2012).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2016, the Trust was comprised of 48 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-743-6562.

SHENKMAN FUNDS

NOTICE TO SHAREHOLDERS
September 30, 2016

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-SHENKMAN (1-855-743-6562).

Trustees and Officers

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-SHENKMAN (1-855-743-6562) or by visiting the Fund’s website at www.shenkmanfunds.com.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-SHENKMAN (1-855-743-6562) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SHENKMAN FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
Shenkman Capital Management, Inc.
461 Fifth Avenue, 22nd Floor
New York, NY  10017

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 273-8635

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

SJ-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$40.300	$33,200
Audit-Related Fees	N/A	N/A
Tax Fees	$6,800	$6,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  12/5/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  12/5/16

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  12/5/16

* Print the name and title of each signing officer under his or her signature.